UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

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ENSTAR GROUP LIMITED

(Name of Registrant as Specified In Its Charter)

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ENSTAR GROUP LIMITED

NOTICE OF 2013 ANNUAL GENERAL MEETING OF SHAREHOLDERS

MAY 8, 2013

To the shareholders of Enstar Group Limited:

Notice is hereby given that the 2013 Annual General Meeting of Shareholders of Enstar Group Limited (the “Company”) will be held on Wednesday, May 8, 2013 at 8:30 a.m. local time at the Tucker’s Point Hotel located at 60 Tucker’s Point Drive, Hamilton Parish, Bermuda, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect three Class I Directors nominated by our Board of Directors to hold office until 2016.

2.	To hold an advisory vote to approve executive compensation.

3.

To ratify the appointment of KPMG Audit Limited as our independent registered public accounting firm for 2013 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

4.	To act on the election of directors for our subsidiaries.

5.	To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Only holders of record of our voting ordinary shares at the close of business on March 14, 2013 are entitled to notice of and to vote at the meeting.

You are cordially invited to attend the Annual General Meeting in person. To ensure that your vote is counted at the meeting, however, please vote as promptly as possible. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your vote by proxy is revocable at your option in the manner described in the proxy statement.

By Order of the Board of Directors,

Audrey B. Taranto

Corporate Secretary

Hamilton, Bermuda

March 27, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY

OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING

OF SHAREHOLDERS TO BE HELD ON MAY 8, 2013

This notice of meeting, the proxy statement, the proxy card and the annual report to shareholders for the year ended December 31, 2012 are available at http://www.enstargroup.com/financial-information by clicking on “Materials for 2013 Annual Meeting.”

PROXY STATEMENT SUMMARY

To assist you in reviewing our proxy statement, we have summarized several key topics below. The following description is only a summary and does not contain all of the information that you should consider before voting. For more complete information, you should carefully review the rest of our proxy statement, as well as our Annual Report to Shareholders for the year ended December 31, 2012.

Annual General Meeting of Shareholders Information

Date and Time:	Wednesday, May 8, 2013 at 8:30 a.m. Atlantic time
Place:	Tucker’s Point Hotel 60 Tucker’s Point Drive, Hamilton Parish, Bermuda

Record Date:	March 14, 2013

Proxy Voting:	Your vote is very important. We urge you to vote as soon as possible using the Internet, telephone, or, if you received a proxy/voting instruction card, by marking, dating, and signing it, and returning it by mail. See page 3 of the Questions and Answers section of the proxy statement for instructions.

Voting Matters

Proposal	Board of Directors’ Vote Recommendation	Page References
1. Election of Directors	FOR each Director Nominee	Page 5 (Nominee Biographies) Page 38 (Proposal No. 1)

2. Advisory Approval of Enstar’s Executive Compensation	FOR	Page 20 (Compensation Discussion and Analysis) Page 30 (Summary Compensation Table) Page 39 (Proposal No. 2)

3. Ratification of KPMG Audit Limited as the Independent Registered Public Accounting Firm for 2013	FOR	Page 40 (Proposal No. 3) Page 41 (Audit Fee Table)

4. Acting on Election of Directors for our Subsidiaries	FOR each Subsidiary Director Nominee	Page 42 (Proposal No. 4) Page 46 (Nominee Biographies)

Board of Director Nominees

Name	Age	Director Since	Principal Occupation	Independent	Committee Memberships
Robert J. Campbell	64	2007	Partner, Beck Mack & Oliver Chairman of the Board, Enstar	Yes	• Audit (Chair) • Investment (Chair) • Compensation • Nominating/Governance
Paul J. O’Shea	55	2001	Executive Vice President and Joint Chief Operating Officer, Enstar	No	—
Sumit Rajpal	37	2011	Managing Director, Goldman Sachs & Co.	Yes	• Investment

i

Corporate Governance

Enstar is committed to sound governance, and we employ a number of practices that the Board believes are in the best interest of the Company and our shareholders. Highlights of these practices are listed below.

—	Maintain separate roles for the Chairman of the Board and the Chief Executive Officer

—	Five of seven directors are independent directors

—	Hold executive sessions of independent directors at each regular Board meeting

—	Hold annual shareholder advisory votes on executive officer compensation

—	Executive officer change in control payments are “double trigger” in nature

—	Promote a strong Code of Conduct that requires all employees and directors to adhere to high ethical standards

—	Conduct annual Board and Committee Self-Evaluations
—	An independent director serves as Chairman of the Board

—	Formed Nominating and Governance Committee in 2012

—	Majority voting standard in uncontested elections

—	Prohibit hedging transactions with respect to Enstar securities (applicable to directors and all employees)

—	Perform robust risk assessment of compensation programs

—	Maintain independent Audit, Compensation, and Nominating and Governance Committees

—	No tax gross-ups on change of control

Executive Compensation

Philosophy: We are a rapidly growing company operating in an extremely competitive and changing industry. Our goal is to maintain an executive compensation program that will induce performance consistent with our corporate objectives.

Performance-Based Compensation: Our annual incentive plan is funded based on enterprise-wide net after-tax profits, which we believe reflects and promotes our primary corporate objective of increasing our net book value per share over the long term.

—

Executive incentive award payments are determined after the performance year by our Compensation Committee based on an evaluation of individual performance and contribution to operating results and advancement of our long-term strategic objectives.

—	Decisions are subjective and not based on mandated, pre-established pay-out formulas, which we believe provides necessary flexibility for compensation in line with our program objectives.

Alignment of Long-term Interests: Our executive officers are the three co-founders of the Company and the Chief Financial Officer, who has served in that role with us since 2003. Each member of the executive team has substantial equity holdings (and in aggregate our executive officers own approximately 19% of our ordinary shares outstanding). We believe that this meaningful level of ownership creates alignment with the long-term interests of our shareholders, and the Compensation Committee took this into account in setting compensation, including by choosing not to make new equity-based awards for the 2012 year (other than allowing for executives to choose whether to receive incentive awards in cash, ordinary shares, or a combination of both).

Key Decisions for 2012 Performance Year:

—	Incentive bonuses to each executive officer were kept at 2011 levels.

—	For the second year in a row, base salaries remained flat, with no increases awarded from 2011/2012 levels for 2013.

Summary Compensation Table: See page 30 for detailed information regarding our executive compensation over the last three years.

ii

ENSTAR GROUP LIMITED

Windsor Place, 3rd Floor

22 Queen Street

Hamilton, HM JX, Bermuda

PROXY STATEMENT

FOR

2013 ANNUAL GENERAL MEETING OF SHAREHOLDERS

QUESTIONS AND ANSWERS

Why am I receiving these proxy materials?

We have made these proxy materials available to you on the internet or, in some cases, have delivered printed copies of these proxy materials to you by mail in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Enstar Group Limited (the “Company”) for use at the 2013 Annual General Meeting of Shareholders of the Company to be held on Wednesday, May 8, 2013 at 8:30 a.m. local time at the Tucker’s Point Hotel located at 60 Tucker’s Point Drive, Hamilton Parish, Bermuda and at any postponement or adjournment thereof. These proxy materials will first be sent or given to shareholders on March 27, 2013. You are invited to attend the Annual General Meeting and are requested to vote on the proposals described in this proxy statement.

Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. In addition, shareholders may request proxy materials in printed form by mail or electronically by email on an ongoing basis.

We believe that providing access to our proxy material via the internet will expedite shareholders’ receipt of materials, while lowering costs and reducing the environmental impact of our Annual General Meeting because we will print and mail fewer full sets of materials.

What is included in these proxy materials?

These “proxy materials” include this proxy statement, our Annual Report to Shareholders for the year ended December 31, 2012 and, if you received printed copies of the proxy materials by mail, the proxy card. We have included the Annual Report for informational purposes and not as a means of soliciting your proxy.

What matters are being voted on at the Annual General Meeting?

Shareholders will vote on the following proposals at the Annual General Meeting:

1.	Election of three Class I Directors nominated by our Board to hold office until 2016.

2.	Advisory approval of a resolution on our executive compensation.

3.

Ratification of the appointment of KPMG Audit Limited (“KPMG”) as our independent registered public accounting firm for 2013 and authorization for the Board, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

4.	Acting on the election of directors for our subsidiaries.

5.	Such other business as may properly come before the meeting and any postponement or adjournment thereof.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

1.	“FOR” the nominees to serve on our Board (Proposal No. 1).

2.	“FOR” advisory approval of the resolution on our executive compensation (Proposal No. 2).

3.

“FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for 2013 and the authorization of our Board, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm (Proposal No. 3).

4.	“FOR” each of the subsidiary director nominees (Proposal No. 4).

Where are the Company’s principal executive offices located and what is the Company’s main telephone number?

Our principal executive offices are located at Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda. Our main telephone number is (441) 292-3645.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

•	View on the internet our proxy materials for the Annual General Meeting; and

•	Instruct us to send future proxy materials to you by email.

Our proxy materials are also available on our website at http://www.enstargroup.com/financial-information.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who may vote at the Annual General Meeting?

Only holders of record of our voting ordinary shares as of the close of business on March 14, 2013 (the “record date”) are entitled to notice of and to vote at the Annual General Meeting. Holders of our non-voting convertible ordinary shares are welcome to attend, but not vote at, the Annual General Meeting. References in this proxy statement to “ordinary shares” do not refer to our non-voting convertible ordinary shares, which are not entitled to vote at the Annual General Meeting or any postponement or adjournment thereof. As of the record date, there were 13,898,733 ordinary shares issued and outstanding and entitled to vote at the meeting. Except as set forth in our bye-laws, each ordinary share entitles the holder thereof to one vote. In accordance with our bye-laws, certain shareholders whose shares constitute 9.5% or more of the voting power of our ordinary shares are entitled to less than one vote for each ordinary share held by them.

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record.    If your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of American Stock Transfer & Trust Company, our stock transfer agent, you are considered the shareholder of record with respect to those shares, and the Notice or, in some cases, the proxy materials, were sent directly to you. If you request printed copies of the proxy materials, you will receive a proxy card.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar institution, then you are the beneficial owner of shares held in street name and the Notice was forwarded to you by that institution. The institution holding your account is considered the shareholder of record for purposes of voting at the Annual General Meeting. As a beneficial owner, you have the right to instruct that institution on how to vote the shares held in your account.

What do I do if I received more than one Notice or proxy card?

If you receive more than one Notice or proxy card because you have multiple accounts, you should provide voting instructions for all accounts referenced to be sure all of your shares are voted.

How do I vote?

We hope that you will be able to attend the Annual General Meeting in person. Whether or not you expect to attend the Annual General Meeting in person, we urge you to vote your shares at your earliest convenience by one of the methods described below, so that your shares will be represented.

Shareholders of record can vote any one of four ways:

1.	Via the Internet: You may vote by proxy via the internet by following the instructions provided in the Notice.

2.	By Mail: If you received printed copies of the proxy materials, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

3.

By Telephone:    You may vote by proxy by calling the telephone number found on the internet voting site or on the proxy card, if you received a printed copy of the proxy materials. However, if you plan to vote for subsidiary directors on an individual basis under Proposal No. 4, you can do so only via internet or mail, or in person.

4.

In Person:    You, or a personal representative with an appropriate proxy, may vote by ballot at the Annual General Meeting. We will give you a ballot when you arrive. If you need directions to the Annual General Meeting, please call our offices at (441) 292-3645.

If you own shares in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting also will be offered to shareholders owning shares through most banks and brokers. If you own shares in street name and you wish to attend the Annual General Meeting to vote in person, you must obtain a legal proxy from the institution that holds your shares and attend the Annual General Meeting, or send a personal representative with the legal proxy, to vote by ballot. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy.

What is the voting deadline if voting by internet or telephone?

If you vote by internet or by telephone, you must transmit your vote by 11:59 p.m. Eastern Time on May 7, 2013.

How can I attend the Annual Meeting?

You may attend the Annual General Meeting if you were an Enstar shareholder of record as of the close of business on March 14, 2013 or you hold a valid proxy for the Annual General Meeting. You should be prepared to present photo identification for admittance. If you are a shareholder of record, your name will be verified against the list of shareholders of record on the record date prior to your being admitted to the Annual General Meeting. If you are not a shareholder of record but hold shares through a broker, trustee or nominee, you should provide proof of beneficial ownership on the record date, such as a recent account statement showing your ownership, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.

What is the quorum requirement for the Annual General Meeting?

Two or more shareholders present in person or by proxy and entitled to vote at least a majority of the shares entitled to vote at the meeting constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be included in determining the presence of a quorum at the meeting. A broker non-vote occurs when a beneficial owner of shares held in street name does not provide voting instructions and, as a result, the institution that holds the shares is prohibited from voting those shares on certain proposals. Shares that are properly voted on the internet or by telephone or for which proxy cards are properly executed and returned, but lacking voting directions, will be counted towards the presence of a quorum.

How are proxies voted?

Shares that are properly voted on the internet or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual General Meeting in accordance with the directions given or, in the absence of directions, will be voted in accordance with the Board’s recommendations as set forth in “What are the Board’s voting recommendations?” above. If any other business is brought before the meeting, proxies will be voted, to the extent permitted by applicable law, in accordance with the judgment of the persons voting the proxies.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, you may vote by proxy, meaning you authorize individuals named on the proxy to vote your shares. If you do not vote by proxy or in person at the Annual General Meeting, your shares will not be voted. If you own shares in street name, you may instruct the institution holding your shares on how to vote your shares. If you do not provide voting instructions, the institution may nevertheless vote your shares on your behalf with respect to the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for 2013, but not on any other matters being considered at the meeting.

What are the voting requirements to approve each of the proposals?

The election of directors and the ratification of KPMG as our independent registered public accounting firm for 2013 each require the affirmative vote of a majority of the votes cast by the shareholders at the meeting. The vote on executive compensation, sometimes referred to as “say-on-pay,” is advisory only, but our Board will consider carefully the results of the vote. A majority of votes cast for or against the say-on-pay proposal will determine whether you approve of our executive compensation practices. With respect to Proposal No. 4, regarding the election of directors of our subsidiaries, our Board will cause our corporate representative or proxy to vote the shares of those subsidiaries in the same proportion as the votes received at the meeting from our shareholders.

Abstentions and broker non-votes will have no effect on the outcome of voting on any proposals.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual General Meeting. You may vote again on a later date via the internet or by telephone (in which case only your latest internet or telephone proxy submitted prior to 11:59 p.m. Eastern time on May 7, 2013 will be counted), by filling out and returning a new proxy card bearing a later date, or by attending the Annual General Meeting and voting in person. However, your attendance at the Annual General Meeting will not automatically revoke your proxy unless you vote again at the Annual General Meeting or specifically request that your prior proxy be revoked by delivering to our Corporate Secretary a written notice of revocation prior to the Annual General Meeting.

Who is paying for the cost of this proxy solicitation?

We will bear the cost of preparing and soliciting proxies, including the reasonable charges and expenses of brokerage firms or other nominees for forwarding proxy materials to the beneficial owners of our ordinary shares. In addition to solicitation by mail, certain of our directors, officers and employees may solicit proxies personally or by telephone or other electronic means without extra compensation, other than reimbursement for actual expenses incurred in connection with the solicitation.

CORPORATE GOVERNANCE

Board of Directors

Our Board is divided into three classes designated Class I, Class II and Class III. The term of office for our Class I directors expires at this year’s Annual General Meeting; the term of office for each Class II director expires at our annual general meeting in 2014; and the term of office for each Class III director expires at our annual general meeting in 2015. At each annual general meeting, the successors of the class of directors whose term expires at that meeting will be elected to hold office for a term expiring at the annual general meeting to be held in the third year following the year of their election.

The table below sets forth the names, ages and classes of our directors:

Name	Age	Class
Robert J. Campbell	64	I
Paul J. O’Shea	55	I
Sumit Rajpal	37	I
Charles T. Akre, Jr.	70	II
T. Whit Armstrong	65	II
Kenneth J. LeStrange	55	III
Dominic F. Silvester	52	III

The Board believes that all of its directors have demonstrated professional integrity, ability and judgment, as well as leadership and strategic management abilities, and have each performed exceptionally well in their respective time served as directors. A number of our current directors have served as directors of the Company for many years, and during this time, we have experienced significant growth and success. Particular attributes that are significant to each individual director’s selection to serve on the Board are described in their biographies below.

Nominees

Robert J. Campbell has been a director of the Company since August 2007 and was appointed as the independent Chairman of the Board in November 2011. Mr. Campbell has been a Partner with the investment advisory firm of Beck, Mack & Oliver, LLC since 1990. Since 1999, Mr. Campbell has also served as a director of Camden National Corporation, a publicly traded company, and as a member of its audit committee and chair of its capital committee. Mr. Campbell brings to the Board his extensive understanding of finance and accounting, which he obtained through 40 years of analyzing financial services companies and which is very valuable in his role as chairman of our Audit Committee. In addition, Mr. Campbell’s investment management expertise makes him a key member of our Investment Committee, of which he serves as chairman.

Paul J. O’Shea has served as a director, Executive Vice President and Joint Chief Operating Officer of the Company since our formation in 2001. Mr. O’Shea served as a director and Executive Vice President of Enstar Limited, which is now a subsidiary of the Company, from 1995 until 2001. In 1994, Mr. O’Shea joined Dominic F. Silvester and Nicholas A. Packer in their run-off business venture in Bermuda. From 1985 until 1994, he served as the Executive Vice President, Chief Operating Officer and a director of Belvedere Group/Caliban Group. Mr. O’Shea is a qualified chartered accountant who has spent more than 29 years in the insurance and reinsurance industry, including many years in senior management roles, and has been involved in financial management and mergers and acquisitions. He leads the Company’s acquisition process and is instrumental in all aspects of our acquisitions. As a co-founder of the Company, Mr. O’Shea has intimate knowledge and expertise regarding the Company and our industry.

Sumit Rajpal was appointed to the Board, effective May 16, 2011, in connection with the investment in the Company by certain affiliates of Goldman, Sachs & Co. during 2011. Mr. Rajpal is a managing director of Goldman, Sachs & Co. He joined Goldman, Sachs & Co. in 2000 and became a managing director in 2007. Mr. Rajpal also serves as a director on the boards of ProSight Specialty Insurance Holdings, TransUnion Holding

Company, Inc., and Safe-Guard Products International, LLC, and is a board observer for SKBHC Holdings, LLC and Dollar General Corporation. Mr. Rajpal previously served on the boards of Validus Holdings, Ltd. (from 2008 until February 2011) and USI Holdings Corporation (from May 2007 to December 2012). Mr. Rajpal brings to our Board his extensive experience as an investor and director in the global insurance and reinsurance industries and his expertise in corporate finance.

Continuing Directors

Charles T. Akre, Jr. was elected as a director of the Company at the annual general meeting of shareholders in 2009. He is the Managing Member and Chief Executive Officer of Akre Capital Management, LLC, a financial services investment advisory firm that he founded in 1989. Mr. Akre has been in the securities business since 1968 and is the primary person responsible for Akre Capital Management, LLC’s investment advisory services and investment selection. He launched the Akre Focus Fund in August 2009. Prior to managing the Akre Focus Fund, Mr. Akre was the sole portfolio manager of the FBR Focus Fund from its inception in December 1996 through August 2009. Before founding Akre Capital Management, LLC, Mr. Akre held positions as shareholder, director and Chief Executive Officer of Asset Management Division and Director of Research at Johnston, Lemon & Co., a NYSE member firm. Through his many years in the investment advisory business, Mr. Akre brings to our Board his investment expertise, in particular with respect to the insurance industry. His experience founding and managing Akre Capital Management and his knowledge of the financial markets are also very valuable to our Board.

T. Whit Armstrong became a director of the Company on January 31, 2007 in connection with the completion of the merger of one of our wholly-owned subsidiaries with The Enstar Group, Inc. (the “Merger”). Mr. Armstrong served as a director of The Enstar Group, Inc. from June 1990 through the Merger. Mr. Armstrong was previously the President, Chief Executive Officer and Chairman of the Board for more than five years of The Citizens Bank, Enterprise, Alabama, and its holding company, Enterprise Capital Corporation, Inc. He has a Master’s degree in banking. Mr. Armstrong has also been a director of Alabama Power Company of Birmingham, Alabama for more than 27 years. Mr. Armstrong brings to our Board his financial reporting experience and substantial knowledge regarding the financial services sector and the banking industry in particular. In addition, Mr. Armstrong has many years of experience serving on boards of directors of other institutions.

Kenneth J. LeStrange became a director of the Company in November 2012. Mr. LeStrange founded Endurance Specialty Holdings Ltd., a Bermuda-based specialty provider of property and casualty insurance and reinsurance, in 2001. He served as its Chairman of the Board, President and Chief Executive Officer from 2001 to 2010, and as Chairman of the Board until March 2011. Mr. LeStrange currently serves as Chairman of the Board of S.A.C. Re Holdings, Ltd. (the parent company of S.A.C. Re, a Bermuda-based reinsurer) and as a director and audit committee chairman of Maxum Specialty Insurance Group. During his 34 years in the insurance and reinsurance industry, Mr. LeStrange has gained extensive industry knowledge and experience in virtually every facet of the property and casualty business. His past service as the Chairman of the Board, President and Chief Executive Officer of Endurance Specialty Holdings Ltd., a publicly traded insurance and reinsurance company, also make him a valued addition to our Board.

Dominic F. Silvester has served as a director and the Chief Executive Officer of the Company since its formation in 2001. In 1993, Mr. Silvester began a business venture in Bermuda to provide run-off services to the insurance and reinsurance industry. In 1995, the business was assumed by Enstar Limited, which is now a subsidiary of the Company, and Mr. Silvester served as Chief Executive Officer. From 1988 until 1993, Mr. Silvester served as the Chief Financial Officer of Anchor Underwriting Managers Limited. As a co-founder of the Company and its current CEO, Mr. Silvester contributes to the Board his intimate knowledge of the Company and the run-off industry. He is well known in the industry and is primarily responsible for identifying and developing our acquisition opportunities on a worldwide basis. Mr. Silvester has served as CEO of the Company since our inception, demonstrating his proven ability to manage and grow the business.

Previous Arrangements

On January 31, 2007, in connection with the Merger, we also completed a recapitalization transaction. Pursuant to the terms of the agreement governing the recapitalization, each of Paul J. O’Shea (who is nominated for election at the Annual General Meeting), Dominic F. Silvester, and T. Whit Armstrong was named a director of the Company.

On April 20, 2011, we entered into an Investment Agreement (the “Investment Agreement”) with certain affiliates of Goldman, Sachs & Co. (“Goldman Sachs”) and, pursuant to its terms, Sumit Rajpal was named a director of the Company.

Independence of Directors

Our Board currently consists of seven directors, of which five are non-management directors. The Board determined that all of the non-management directors, Messrs. Akre, Armstrong, Campbell, LeStrange and Rajpal, are independent as defined by Nasdaq Marketplace Rule 5605(a)(2). The Board made this determination based primarily on a review of the responses of the directors to questions regarding employment and compensation history, family relationships and affiliations, and discussions with the directors. For details about certain relationships and transactions among us and our executive officers and directors, see “Certain Relationships and Related Transactions” beginning on page 17.

Board Leadership Structure

The Board has separated the positions of Chairman and CEO. Robert J. Campbell, an independent director, has served as Chairman since November 2011 (when our then Chairman and CEO, Dominic F. Silvester, recommended the separation of the positions). The Board believes that separating the roles of Chairman and CEO and having Mr. Campbell serve as Chairman is the most effective leadership structure for us at this time. Mr. Campbell has served on our Board for over five years and the Board believes he is well suited to assist with the execution of strategy and business plans, to play a prominent role in setting the Board’s agenda, to act as the liaison between the Board and our senior management, and to preside at Board and shareholder meetings.

The Board believes that our corporate governance structure appropriately satisfies the need for objectivity, and includes several effective oversight means, including:

•	the roles of Chairman and CEO are separated;

•	the Chairman is an independent director;

•	the Board is comprised of a majority of independent directors;

•

before or after regularly scheduled Board meetings, the independent directors meet in executive session without Messrs. Silvester and O’Shea present to review, among other things, the performance of our executive officers; and

•

various committees of the Board comprised only of independent directors perform key oversight functions, such as overseeing the integrity and quality of our financial statements, overseeing risk assessment and management, establishing senior executive compensation, reviewing director candidates and making recommendations for director nominations, and overseeing our corporate governance structure and practices.

The Audit Committee, Compensation Committee and Nominating and Governance Committee are each comprised solely of independent directors. Three of the five members of the Investment Committee are independent directors and an independent director serves as its chairman.

The Board recognizes, however, that no single leadership model is right for all companies at all times and that, depending on the circumstances in the future, other leadership models might be appropriate for us.

Board Committees

Our Board currently maintains an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and an Investment Committee. Each of our committees operates under a written charter that has been approved by our Board. The charters are reviewed annually by each respective committee, which recommends any proposed changes to our Board. Current copies of the charters for all of our committees are available on our website at http://www.enstargroup.com/corporate-governance. In addition, any shareholder may receive copies of these documents in print, without charge, by contacting Investor Relations at P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda.

Audit Committee

The Audit Committee is comprised of Messrs. Akre, Armstrong, Campbell and LeStrange, with Mr. Campbell serving as Chairman. The Audit Committee met six times during the year ended December 31, 2012. This committee has responsibility for the oversight of our accounting and financial reporting process, including our internal controls over financial reporting, the quality and integrity of our financial statements, the qualifications and independence of our independent auditor, the performance of our internal audit function and independent auditor, any related party transactions, and our compliance with legal and regulatory requirements. The committee appoints, retains and approves the compensation for our independent auditors, pre-approves fees and services of the independent auditors and reviews the scope and results of their audit. The Audit Committee periodically reviews and discusses with management our Company’s guidelines and policies with respect to the process by which we undertake risk assessment and risk management, including discussion of our financial risk exposures and the steps management has taken and is taking to monitor and control such exposures. Each member of the Audit Committee is a non-management director and is independent as defined in Nasdaq Marketplace Rule 5605(a)(2) and under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has determined that each of our Audit Committee members qualifies as an audit committee financial expert pursuant to the definition set forth in Item 407(d)(5)(ii) of Regulation S-K, as adopted by the SEC.

Compensation Committee

The Compensation Committee is comprised of Messrs. Akre, Armstrong, Campbell and LeStrange, with Mr. Akre serving as Chairman. The Compensation Committee met two times during the year ended December 31, 2012. The Compensation Committee has general responsibility for the compensation of our executive officers. The committee establishes our compensation philosophy and oversees the development and implementation of our compensation programs, including our incentive plans and equity plans, and oversees risks associated with the design and operation of our compensation programs, policies and practices. The committee also periodically reviews the compensation of our directors and makes recommendations to our Board with respect thereto. Each member of the Compensation Committee is a non-management director, is independent as defined in Nasdaq Marketplace Rule 5605(a)(2), and meets the enhanced independence standards applicable to compensation committee members in Nasdaq Marketplace Rule 5605(d)(2) and the Exchange Act. Additional information on the Compensation Committee and the role of management in setting compensation is provided below in “Executive Compensation — Compensation Discussion and Analysis” beginning on page 20.

Nominating and Governance Committee

Our Board formed the Nominating and Governance Committee in November 2012, and the committee’s first meeting was in February 2013. The Nominating and Governance Committee is comprised of Messrs. Akre, Armstrong, Campbell and LeStrange, with Mr. Akre serving as Chairman. The Nominating and Governance Committee has general responsibility for identifying individuals qualified to become directors, recommending to the Board individuals to serve as directors, and advising the Board with respect to corporate governance-related matters. Each member of the Nominating and Governance Committee is a non-management director and is independent as defined in Nasdaq Marketplace Rule 5605(a)(2). Prior to November 2012, we did not have a nominating committee, although we did have a formal nominations process in accordance with Nasdaq Marketplace Rule 5605(e)(1), whereby the independent directors, rather than a separate committee comprised of independent directors, recommended director candidates and otherwise performed all nominating-related functions.

Investment Committee

The Investment Committee of our Company is comprised of Messrs. Akre, Campbell and Rajpal, as well as Richard J. Harris, our Chief Financial Officer, and David Rocke, one of our Executive Vice Presidents. Mr. Campbell serves as Chairman. The Investment Committee met four times during the year ended December 31, 2012. The committee has general responsibility for determining our investment strategy and reviewing and monitoring the investment activities, policies, guidelines and risk limits of the Company and our subsidiaries. The committee is also responsible for developing and reviewing our investment guidelines and overseeing compliance with these guidelines.

Board Oversight of Risk Management

Effective risk oversight is an important priority for the Board, which has placed strong emphasis on ensuring we have a robust risk management framework to identify, measure, manage, report and monitor risks that affect the achievement of strategic, operational and financial objectives of the Company and our subsidiaries. The Board has an active role, as a whole and also at the committee level, in overseeing management of risks facing our Company. The Board and its committees regularly review information regarding, among other things, our operations, loss reserves, acquisitions, credit, liquidity and investments and the risks associated with each. Management is responsible for the Company’s risk management, including identifying, monitoring, prioritizing, and addressing risks, and management reports to the Board and its committees with respect thereto.

The Audit Committee, pursuant to its charter, regularly reviews and discusses with management our Company’s guidelines and policies with respect to the process by which we undertake risk assessment and risk management, including discussion of our financial risk exposures and the steps management has taken and is taking to monitor and control such exposures. The Company’s Head of Internal Audit reports directly to the Audit Committee, meets with the committee on a quarterly basis and maintains an open dialogue with the Audit Committee Chairman.

The Compensation Committee oversees compensation-related risks, as discussed in “Executive Compensation — Compensation Discussion and Analysis — Compensation Risk Assessment” on page 29. On an annual basis, the committee undertakes a risk assessment of our compensation programs to ensure they are properly aligned with Company performance and do not provide incentives for our employees to take inappropriate or excessive risks.

The newly formed Nominating and Governance Committee considers risk relating to management succession planning and other corporate governance matters.

The Company’s Investment Committee is responsible for overseeing investment-related risk. The committee regularly evaluates and tests our portfolio and strategy under various stress scenarios and also oversees development of, and compliance with, our investment guidelines, which assist us in monitoring our investment-related risks. The Investment Committee is responsible for selecting, monitoring and evaluating our internal investment management department and external investment managers, as well as overseeing the Company’s investment systems and technology resources and any associated risks.

Board and Committee Meetings; Annual Meeting Attendance

We expect our directors to attend all meetings of our Board, all meetings of all committees of the Board on which they serve and each annual general meeting of shareholders, absent exigent circumstances. Our Board met a total of five times during the year ended December 31, 2012. In 2012, during the time they were serving, all of the directors except Mr. Rajpal attended at least 75% of the meetings of the Board and the committees of the Board on which the director served. Mr. Rajpal participated in additional meetings by phone as an observer, which, when combined with meetings attended in person would have brought his total attendance over 75%, but due to our policy requiring in-person attendance for meetings (other than any telephonic meetings), these were not considered formally attended. All directors then serving attended the 2012 annual general meeting of shareholders except Messrs. Rajpal and O’Shea. In addition, in 2012, our independent directors met each quarter in executive sessions without management.

Director Nominations, Qualifications and Recommendations

When identifying and reviewing director nominees, our Nominating and Governance Committee considers the nominees’ personal and professional integrity, judgment, ability to represent the interests of the shareholders, and knowledge regarding insurance, reinsurance and investment matters, as well as other factors discussed below. For incumbent directors, the committee reviews each director’s overall service to the Company during the director’s term, including the director’s level of participation and quality of performance. The Nominating and Governance Committee considered and nominated the candidates proposed for election as directors at the Annual General Meeting, with the Board unanimously agreeing on all nominees.

We seek to identify candidates who represent a mix of backgrounds and experiences that will improve the Board’s ability, as a whole, to serve the needs of our Company and the interests of our shareholders. While we do not have a formal diversity policy for selection of directors, we consider diversity broadly to include differences of professional experience, individual attributes and skill sets, perspective, knowledge and expertise in substantive matters pertaining to our business and industry. Given the complex nature of our business and the insurance and reinsurance industry, we seek to include directors whose experiences, although varying and diverse, are also complementary to and demonstrate a familiarity with the substantive matters necessary to lead the Company and navigate the run-off business.

Shareholders may recommend candidates to serve as directors by submitting a written notice to the Nominating and Governance Committee at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda. Shareholder recommendations must be accompanied by sufficient information to assess the candidate’s qualifications and contain the candidate’s consent to serve as director if elected. Shareholder nominees will be evaluated by the Nominating and Governance Committee in the same manner as nominees selected by the committee.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or was during 2012 an employee, or is or ever has been an officer, of the Company. During the year ended December 31, 2012, no executive officer served as a member of the compensation committee or as a director of another entity having an executive officer serving on our Compensation Committee or as one of our directors.

Code of Conduct

We have adopted a Code of Conduct that applies to all of our directors and employees, including all senior executive and financial officers. A copy of our Code of Conduct is available on our website at http://www.enstargroup.com/corporate-governance. In addition, any shareholder may receive a copy of this document in print, without charge, by contacting Investor Relations at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton HM JX, Bermuda. We intend to post any amendments to our Code of Conduct on our website. In addition, we intend to disclose any waiver of a provision of the Code of Conduct that applies to our senior executives and financial officers, by posting such information on our website or by filing a Form 8-K with the SEC within the prescribed time period.

Shareholder Communications with the Board

Shareholders and other interested parties may send communications to our Board by sending written notice to our Corporate Secretary at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda. The notice may specify whether the communication is directed to the entire Board, to the independent directors, or to a particular Board committee or individual director. Our Corporate Secretary will handle routine inquiries and requests for information. If our Corporate Secretary determines the communication is made for a valid purpose and is relevant to the Company and its business, our Corporate Secretary will forward the communication to the entire Board, to the independent directors, to the appropriate committee chairman or to the individual director as the notice was originally addressed. At each regular meeting of our Board, our Corporate Secretary will present a summary of all communications received since the last meeting that were not forwarded and will make those communications available to the directors on request.

DIRECTOR COMPENSATION

Director Compensation Program in 2012

Our director compensation program includes retainers payable quarterly for non-employee directors and each committee chairman, as well as meeting fees for all Board and committee meetings attended. Directors who are employees of the Company receive no fees for their services as directors. Mr. Rajpal has waived all fees for his services as a director.

For 2012, our director retainer and meeting fees were as follows:

Retainer Fees(1)	Annual Amounts Payable	Meeting Fees(1)	Amounts Payable for Attendance
Non-employee Directors	$60,000	Board Meetings	$3,500
Audit Committee Chairman	$10,000	Telephonic Board Meetings	$1,000
Compensation Committee Chairman	$5,000	Audit Committee Meetings	$1,500
Investment Committee Chairman	$5,000	Compensation Committee Meetings	$1,250
		Investment Committee Meetings	$1,250

(1)	With respect to the newly formed Nominating and Governance Committee, the Compensation Committee and Board determined that, at the present time, no retainer or meeting fees would be payable.

Program Changes for 2013

In 2013, our Compensation Committee undertook a review of the director compensation program, including a review of competitive conditions in the Bermuda market, and recommended two changes, which were adopted by the Board and are in effect for the 2013 year. We increased the annual retainer fee for non-employee directors from $60,000 to $70,000. The director retainer had not been changed since 2007. We also established an annual retainer fee for the Chairman of the Board of $50,000. The two previous chairmen were executive officers who received no additional fees for their service as directors. Having separated the roles of Chairman and CEO, the Compensation Committee and Board believe it is appropriate to provide a retainer to Mr. Campbell, the current independent Chairman, in recognition of the considerable time and effort related to his role.

Deferred Compensation Plan

The Enstar Group Limited Deferred Compensation and Ordinary Share Plan for Non-Employee Directors (the “Deferred Compensation Plan”) provides each non-employee director with the opportunity to elect (i) to defer receipt of all or a portion of his compensation until retirement or termination and (ii) to receive all or a portion of his compensation for services as a director in the form of our ordinary shares instead of cash. Non-employee directors electing to defer compensation have such compensation converted into share units payable as a lump sum distribution after the director’s “separation from service” as defined under Section 409A of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The lump sum share unit distribution will be made in the form of ordinary shares, with fractional shares paid in cash. Non-employee directors electing to receive compensation in the form of ordinary shares would receive whole ordinary shares (with any fractional shares payable in cash) as of the date compensation would otherwise have been payable.

Director Compensation Table

The following table summarizes the compensation of our non-employee directors who served in 2012. All fees were earned in cash and deferred by the directors under our Deferred Compensation Plan; no stock awards, option awards, or other compensation were paid.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Charles T. Akre, Jr.	$99,000	—	$99,000
T. Whit Armstrong	$89,000	—	$89,000
Robert J. Campbell	$109,000	—	$109,000
Kenneth J. LeStrange	$13,804	—	$13,804
Sumit Rajpal(4)	$—	—	$—

(1)	The directors elected to defer all of their fees in the form of share units pursuant to the Deferred Compensation Plan. See also footnote 3.

(2)

In connection with the Merger in 2007, Mr. Armstrong received restricted share units (“RSUs”) of the Company in exchange for Restricted Stock Units of The Enstar Group, Inc. The RSUs may be settled in a lump sum distribution or in quarterly or annual installment payments over a period not to exceed 10 years beginning as of the first business day of any year after the termination of his services on our Board. Also in connection with the Merger, Mr. Armstrong received deferred units in exchange for deferred units accrued at The Enstar Group, Inc., each of which is the economic equivalent of one ordinary share. The deferred units will be settled in a lump sum distribution of cash on the first business day of the first quarter after the termination of his services on our Board. As of December 31, 2012, Mr. Armstrong held 14,922 RSUs and 737.804 deferred units.

(3)

Share units acquired for services in 2012 under the Deferred Compensation Plan were as follows: (a) Mr. Akre — 974.189 units; (b) Mr. Armstrong — 876.366 units; (c) Mr. Campbell — 1,074.151 units; and (d) Mr. LeStrange — 129.029 units. For each of these directors, total share units under the Deferred Compensation Plan held as of the record date are described in his respective footnote to the Principal Shareholders and Management Ownership table beginning on page 14.

(4)	Mr. Rajpal has waived all fees for his services.

EXECUTIVE OFFICERS

Our executive officers are as follows:

Name	Age	Position(s)
Dominic F. Silvester(1)	52	Chief Executive Officer
Paul J. O’Shea(1)	55	Executive Vice President and Joint Chief Operating Officer
Nicholas A. Packer	50	Executive Vice President and Joint Chief Operating Officer
Richard J. Harris	51	Chief Financial Officer

(1)	Biographies for Messrs. Silvester and O’Shea are included above under “Corporate Governance — Board of Directors.”

Nicholas A. Packer has served as Executive Vice President and Joint Chief Operating Officer of the Company since our formation in 2001. He served as a director of the Company from January 2007 to August 2007, when he resigned from that position. From 1996 to 2001, Mr. Packer was Chief Operating Officer of Enstar (EU) Limited, a wholly-owned subsidiary of Enstar Limited, which is now a subsidiary of the Company. Mr. Packer served as Enstar Limited’s Chief Operating Officer from 1995 until 1996. From 1993 to 1995, Mr. Packer joined Mr. Silvester in operating a run-off business venture in Bermuda. Mr. Packer served as Vice President of Anchor Underwriting Managers Limited from 1991 until 1993. Prior to joining Anchor, he was a joint deputy underwriter at CH Bohling & Others, an affiliate of Lloyd’s of London.

Richard J. Harris has served as Chief Financial Officer of the Company since May 2003. From 2000 until April 2003, Mr. Harris served as Managing Director of RiverStone Holdings Limited & Subsidiary Companies, the European run-off operations of Fairfax Financial Holdings Limited. Previously, he served as the Chief Financial Officer of Sphere Drake Group.

PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

The following table sets forth information as of March 14, 2013 (unless otherwise provided herein) regarding beneficial ownership of our ordinary shares by each of the following, in each case based on information provided to us by these individuals:

•	each person or group known to us to be the beneficial owner of more than 5% of our ordinary shares;

•	each of our directors and director nominees;

•	each of the individuals named in the Summary Compensation Table; and

•	all of our current directors and executive officers as a group.

Unless otherwise indicated, each person has sole voting and dispositive power with respect to all shares shown as beneficially owned by them.

Name of Beneficial Owner	Number of Shares	Percent of Class(1)
Dominic F. Silvester(2)	1,553,896	11.18%
Trident V, L.P. and related affiliates(3)	1,350,000	9.71%
Beck Mack & Oliver LLC(4)	1,185,731	8.53%
Paul J. O’Shea(5)	507,904	3.65%
Nicholas A. Packer(6)	472,970	3.40%
Charles T. Akre, Jr.(7)	323,081	2.32%
Robert J. Campbell(8)	176,521	1.27%
Richard J. Harris(9)	105,130	*
T. Whit Armstrong(10)	47,031	*
Kenneth J. LeStrange(11)	166	*
Sumit Rajpal(12)	0	*
All Current Executive Officer and Directors as a group (9 persons)(13)	3,186,699	22.88%

*	Less than 1%

(1)

Our bye-laws would reduce the total voting power of any U.S. shareholder or direct foreign shareholder group owning 9.5% or more of our ordinary shares to less than 9.5% of the voting power of all of our shares.

(2)

Includes 490,732 ordinary shares held directly by Mr. Silvester and 1,063,164 ordinary shares held by Right Trust (167,000 of which have been pledged to secure a loan). Mr. Silvester and his immediate family are the sole beneficiaries of the Right Trust. The trustee of the Right Trust is R&H Trust Co. (BVI) Ltd., whose registered office is Woodbourne Hall, P.O. Box 3162, Road Town, Tortola, British Virgin Islands. Mr. Silvester’s address is c/o Enstar Group Limited, P.O. Box 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton HM JX, Bermuda.

(3)

Based on information provided in a Schedule 13G/A filed jointly on February 8, 2013 by Trident V, L.P. (“Trident V”), Trident Capital V, L.P. (“Trident V GP”), Trident V Parallel Fund, L.P. (“Trident V Parallel”), Trident V Professionals Fund, L.P. (“Trident V Professionals” and, together with Trident V and Trident V Parallel, the “Partnerships”), Stone Point Capital LLC (“Stone Point”) and SPC Management Holdings LLC (“SPC”). As of December 31, 2012, the number of ordinary shares beneficially owned included (a) 773,556 ordinary shares held by Trident V; (b) 542,505 ordinary shares held by Trident V Parallel; and (c) 33,939 ordinary shares held by Trident V Professionals. The sole general partner of Trident V is Trident V GP. The sole general partner of Trident V Parallel is Trident Capital V-PF, L.P. The sole general partner of Trident V Professionals is Stone Point GP Ltd. (together with Trident V GP and Trident Capital V-PF, L.P., the “GPs”). Each of the GPs holds voting and investment power with respect to the ordinary shares that are, or may be deemed to be, beneficially owned by the respective Partnership of which it is the general partner. In addition, the limited partnership agreements of each of the Partnerships have the effect of conferring dispositive power over the ordinary shares held by the Partnerships to Trident V and Trident V GP. Pursuant to certain management agreements, Stone Point and/or SPC have received delegated authority by the GPs to exercise voting rights of ordinary shares on behalf of the Partnerships, subject to certain limitations, but neither Stone Point nor SPC has dispositive power over the ordinary shares held by the Partnerships. The principal address for Trident V, Trident V GP, Trident V Parallel, Trident V Professionals and SPC is c/o Stone Point at its principal address, which is 20 Horseneck Lane, Greenwich, CT 06830.

(4)

Based on information provided in a Schedule 13G filed on February 1, 2013 by Beck, Mack & Oliver LLC (“Beck Mack”), a registered investment adviser under Section 203 of the Investment Advisers Act of 1940. The ordinary shares beneficially owned by Beck Mack are owned by investment advisory clients of Beck Mack. These clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. No one of these clients owns more than 5% of our ordinary shares. As of December 31, 2012, Beck Mack had shared dispositive power with respect to all of the shares and sole voting power with respect to 1,111,417 shares. The principal address for Beck Mack is 360 Madison Avenue, New York, NY 10017. Robert J. Campbell, one of our directors, is a Partner at Beck Mack. Beck Mack disclaims beneficial ownership of the ordinary shares of the Company that are, or may be deemed to be, beneficially owned by Mr. Campbell.

(5)

Includes 31,629 ordinary shares held directly by Mr. O’Shea and 476,275 ordinary shares held by the Elbow Trust. Mr. O’Shea and his immediate family are the sole beneficiaries of the Elbow Trust. The trustee of the Elbow Trust is R&H Trust Co. (BVI) Ltd.

(6)

Includes 16,695 ordinary shares held directly by Mr. Packer and 456,275 ordinary shares held by Hove Investments Holding Limited, a British Virgin Islands company. The Hove Trust owns all of the equity interests of Hove Investments Holding Limited. Mr. Packer and his immediate family are the sole beneficiaries of the Hove Trust. The trustee of the Hove Trust is R&H Trust Co. (BVI) Ltd.

(7)

Includes (a) 3,000 ordinary shares held directly by Mr. Akre, (b) 2,800 ordinary shares held in an IRA, (c) 190 ordinary shares held in a 401(k) plan, (d) 4,091 ordinary shares issuable pursuant to the Deferred Compensation Plan, and (e) 313,000 ordinary shares held indirectly through several investment funds of which Akre Capital Management, LLC serves as the general partner, managing member or investment adviser. Mr. Akre, who is the managing member of Akre Capital Management, LLC, disclaims beneficial ownership of the ordinary shares that are, or may be deemed to be, beneficially owned by the investment funds except to the extent of any pecuniary interest therein. Excludes 189,135 ordinary shares beneficially owned by investment advisory clients of Akre Capital Management, LLC for which Mr. Akre disclaims beneficial ownership except to the extent of any pecuniary interest therein.

(8)

Includes: (a) 51,645 ordinary shares held directly by Mr. Campbell, (b) 42,500 ordinary shares held in the Beck Mack Keogh Plan, (c) 32,300 ordinary shares owned by Mr. Campbell’s spouse, (d) 25,050 ordinary shares owned by Osprey Partners, (e) 12,600 ordinary shares owned by Mr. Campbell’s children, (f) 3,000 ordinary shares owned by the Robert J. Campbell Family Trust, (g) 2,500 ordinary shares owned by the F.W. Spellissy Trust, (h) 500 ordinary shares owned by the Amy S. Campbell Family Trust and (i) 6,426 ordinary shares issuable pursuant to the Deferred Compensation Plan. Mr. Campbell disclaims beneficial ownership of the ordinary shares that are, or may be deemed to be, beneficially owned by Beck Mack.

(9)	Includes 25,000 restricted shares. 17,000 ordinary shares have been pledged to secure a loan.

(10)	Includes (a) 26,281 ordinary shares held directly, (b) 5,828 ordinary shares issuable pursuant to the Deferred Compensation Plan and (c) 14,922 restricted share units.

(11)	Represents ordinary shares issuable pursuant to the Deferred Compensation Plan.

(12)

Mr. Rajpal disclaims beneficial ownership of the shares that relate to and are described in this footnote (except to the extent of his pecuniary interest therein, if any) and does not otherwise beneficially own any of our ordinary shares. In connection with two closings under the Investment Agreement dated April 20, 2011 among us and GSCP VI AIV Navi, Ltd., GSCP VI Offshore Navi, Ltd., GSCP VI Parallel AIV Navi, Ltd., GSCP VI Employee Navi, Ltd., and GSCP VI GmbH Navi, L.P. (collectively, the “Purchasers”), the Purchasers acquired 665,529 ordinary shares in the aggregate. Such shares may be deemed to be beneficially owned by Goldman Sachs, a broker or dealer registered under Section 15 of the Exchange Act and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Please see the statement on Schedule 13D/A filed on December 27, 2011 by Goldman Sachs, the Purchasers and certain of their affiliates for a description of other of our ordinary shares that could be argued to be beneficially owned by Goldman Sachs, the Purchasers or their affiliates under certain theories. The general partner, managing general partner or other manager of each of the Purchasers is an affiliate of The Goldman Sachs Group, Inc. (“GS Group”). Goldman Sachs is a direct and indirect wholly-owned subsidiary of GS Group. Goldman Sachs is the investment manager of certain of the Purchasers. In accordance with SEC Release No. 34-39538 (January 12, 1998) (the “Release”), this proxy statement reflects the securities beneficially owned by certain operating units (collectively, the “Goldman Sachs Reporting Units”) of GS Group and its subsidiaries and affiliates. This filing does not reflect securities, if any, beneficially owned by any operating units of GS Group whose ownership of securities is disaggregated from that of the Goldman Sachs Reporting Units in accordance with the Release. The Goldman Sachs Reporting Units disclaim beneficial ownership of the securities beneficially owned by (i) any client accounts with respect to which the Goldman Sachs Reporting Units or their employees have voting or investment discretion, or both, and (ii) certain investment entities of which the Goldman Sachs Reporting Units act as the general partner, managing general partner or other manager, to the extent interests in such entities are held by persons other than the Goldman Sachs Reporting Units. The address of each of the persons mentioned in this paragraph is 200 West Street, New York, New York 10282.

(13)	See footnote 2 and footnotes 5 through 12.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC and The Nasdaq Stock Market, LLC reports on Forms 3, 4 and 5 regarding their ownership of ordinary shares and other equity securities of the Company. Under SEC rules, we must be furnished with copies of these reports.

Based solely on our review of the copies of such forms received by us and written representations from our executive officers and directors, we believe that, during the year ended December 31, 2012, all filing requirements applicable to our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities under Section 16(a) were complied with on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related-Party Transaction Procedures

From time to time, we have participated in transactions in which one or more of our directors, executive officers or large shareholders has an interest. These transactions are described below. All related party transactions require the approval of our Audit Committee (a committee comprised entirely of independent directors), which reviews the transaction for fairness, business purpose, and reasonableness. Each transaction involving the Company and an affiliate entered into during 2012 was approved by our Audit Committee.

In addition, our Board has adopted a Code of Conduct, which states that our directors, officers and employees must avoid engaging in any activity that might create a conflict of interest or a perception of a conflict of interest. These individuals are required to raise for consideration any proposed or actual transaction that they believe may create a conflict of interest. Our Board requires that any conflict of interest transactions be approved by the Audit Committee. In any situation where an Audit Committee member could be perceived as having a potential conflict of interest, that member would be expected to recuse himself from the matter, and the non-interested members of the committee would review the transaction.

On an annual basis, each director and executive officer completes a Directors’ and Officers’ Questionnaire that requires disclosure of any transactions with the Company in which he, or any member of his immediate family, has a direct or indirect material interest. A summary of responses from the questionnaires is reported to the Audit Committee.

Investments and Transactions Involving Affiliates of Certain Shareholders

Investments in Trident Affiliates

Following several private transactions occurring from May 2012 to July 2012, Trident V, L.P. and certain of its affiliates (“Trident”) acquired approximately 9.7% of our ordinary shares. Prior to Trident’s acquisition of our ordinary shares, we invested in two funds in which Trident affiliates have ownership interests. As of December 31, 2012, the fair values of our investments in Sky Harbor Capital Management and Prima Mortgage Investment Trust were approximately $42.7 million and $16.2 million, respectively. Additional allocations to these investments have been approved by our Audit and Investment Committees and are expected to be made in 2013.

From time to time, certain of our directors and executive officers have made significant personal commitments and investments in entities that are affiliates of or otherwise related to Trident.

Investment in Goldman Sachs Affiliates

In February 2013, our Audit and Investment Committees both approved an investment of up to $15.0 million in Vintage Fund VI, L.P., a fund affiliated with Goldman Sachs, and we expect this investment to be funded during 2013. Affiliates of Goldman Sachs own approximately 4.8% of our ordinary shares, and Mr. Rajpal has been appointed to our Board in connection with their investment in the Company.

Investments in the Flowers Funds and Entities Affiliated with J. Christopher Flowers

J. Christopher Flowers ceased to be one of our largest shareholders in May 2012, and is no longer a related party of the Company. He had been a member of our Board until May 2011. We and certain of our subsidiaries have entered into transactions with companies and partnerships affiliated with Mr. Flowers, including J.C. Flowers II L.P. (“Fund II”) and J.C. Flowers III L.P. (“Fund III”). Fund II and Fund III are private investment funds advised by J.C. Flowers & Co. LLC (“JCF & Co.”). Mr. Flowers is the founder, Chairman and Chief Executive Officer of JCF & Co. As of December 31, 2012, excluding our investment in Varadero International Ltd. (“Varadero”) discussed below, we had investments in entities affiliated with Mr. Flowers with a total value of $112.5 million. No fees or other compensation are payable by us to Mr. Flowers, or his affiliates, in connection with any of the investments described below.

We have committed to invest up to $100.0 million in Fund II. As of December 31, 2012, our remaining outstanding commitment to Fund II was approximately $2.2 million. We received management fees in the amount of $0.5 million for advisory services provided to Fund II for the year ended December 31, 2012. We have also committed to invest up to $100.0 million in Fund III. As of December 31, 2012, our remaining outstanding commitment to Fund III was approximately $55.6 million.

As of December 31, 2012, we had invested $53.9 million in Varadero, a hedge fund. The investment manager of Varadero is Varadero Capital, L.P., of which Varadero GP, LLC is the general partner. Both the investment manager and general partner were partially owned by an entity affiliated with Mr. Flowers until December 31, 2012, when the entity sold its interests to Varadero. As a result of this sale, Varadero is no longer affiliated with Mr. Flowers.

In years preceding 2012, we made various investments in certain entities affiliated with JCF & Co., and we continue to hold these investments. Certain of our directors and executive officers have previously made significant personal commitments and investments in entities that are affiliates of or otherwise related to Mr. Flowers and in which we also have commitments or investments.

Transactions / Noncontrolling Interests

As of December 31, 2012, we included $187.4 million as part of noncontrolling interest on our balance sheet relating to five companies acquired in 2008 in which Fund II co-invested.

Through our wholly-owned U.K.-based subsidiary, Shelbourne Group Limited (“Shelbourne”), we invest in reinsurance to close transactions (“RITC transactions”) with Lloyd’s of London insurance and reinsurance syndicates in run-off. Shelbourne was originally formed in December 2007 in conjunction with a newly-hired executive management team and JCF FPK I L.P. (a joint investment program between Fox-Pitt, Kelton, Cochran, Caronia & Waller (USA) LLC and Fund II). Shelbourne owns 100% of Shelbourne Syndicate Services Limited, the Managing Agency for Lloyd’s Syndicate 2008 (“S2008”), a syndicate approved by Lloyd’s of London to undertake RITC transactions with Lloyd’s syndicates in run-off.

On January 1, 2012, S2008 transferred the assets and liabilities relating to its 2009 and prior underwriting years of account into its 2010 underwriting year of account by means of an RITC transaction. Following the transfer, the existing noncontrolling interest held by JCF FPK I L.P. and Fund II ceased, resulting in the Company now providing 100% of the underwriting capacity for S2008. We paid JCF FPK I L.P. and Fund II an aggregate of $25.7 million total in settlement of their accumulated noncontrolling interest balances.

Other Agreements with Directors and Executive Officers

On January 31, 2007, in connection with the Merger, we entered into a registration rights agreement with certain of our shareholders identified as signatories thereto. The agreement provides that either of Mr. Silvester and Mr. Flowers may make two requests that we effect the registration under the Securities Act of all or any part of his registrable securities, however, in May 2012, Mr. Flowers assigned all of his registration rights under the agreement to Trident. We also entered into a registration rights agreement with affiliates of Goldman Sachs in connection with our private placement in 2011, which provides that Goldman Sachs may make two requests that we effect the registration under the Securities Act of the ordinary shares and non-voting ordinary shares issued to them in the private placement. Mr. Silvester, Trident and Goldman Sachs all have “piggyback” registration rights under the respective registration rights agreements, which may result in their participation in an offering initiated by us.

In October 2010, we entered into share repurchase agreements (the “Repurchase Agreements”) with three of our executives and certain trusts and a corporation affiliated with the executives to repurchase an aggregate of 800,000 of our ordinary shares at a price of $70.00 per share. We repurchased an aggregate of 600,000 ordinary shares from Mr. Silvester and a trust of which he and his immediate family are the sole beneficiaries, 100,000 ordinary shares from a trust of which Mr. O’Shea and his immediate family are the sole beneficiaries and

100,000 ordinary shares from a corporation owned by a trust of which Mr. Packer and his immediate family are the sole beneficiaries. The aggregate purchase price of $56.0 million was payable by us through promissory notes to the selling shareholders. The annual interest rate for the notes was fixed at 3.5%, and the notes were repayable in three equal installments on December 31, 2010, December 1, 2011 and December 1, 2012. The largest amount of principal of the notes outstanding during 2012 was $18.7 million. On December 1, 2012, we fully repaid the outstanding amount of $19.2 million under the promissory notes, inclusive of accrued interest, and accordingly, the notes are no longer outstanding.

Indemnification of Directors and Officers; Directors Indemnity Agreements

We have Indemnification Agreements with each of Messrs. Akre, Armstrong, Campbell, LeStrange, O’Shea, Packer, Rajpal and Silvester. Each Indemnification Agreement provides, among other things, that we will, to the extent permitted by applicable law, indemnify and hold harmless each indemnitee if, by reason of such indemnitee’s status as a director or officer of the Company, such indemnitee was, is or is threatened to be made a party or participant in any threatened, pending or completed proceeding, whether of a civil, criminal, administrative, regulatory or investigative nature, against all judgments, fines, penalties, excise taxes, interest and amounts paid in settlement and incurred by such indemnitee in connection with such proceeding. In addition, each of the Indemnification Agreements provides for the advancement of expenses incurred by the indemnitee in connection with any proceeding covered by the agreement, subject to certain exceptions. None of the Indemnification Agreements precludes any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including but not limited to, any rights arising under the Company’s governing documents, or any other agreement, any vote of the shareholders of the Company or any applicable law.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

In 2012, we delivered consistent results, both in terms of financial performance and execution of our strategy. We increased net book value per share, which we have identified as our primary corporate objective, by $10.33 per fully diluted share to $93.30 — an increase of 12.5% from 2011. The increase was driven primarily by our net earnings, which increased 9.3% from $153.7 million to $168.0 million in 2012, although our fully diluted earnings per share decreased moderately from $10.81 to $10.10 for the year.

During 2012, we acquired four portfolios of insurance and reinsurance business in run-off with total assets and liabilities of approximately $422.7 million. Moreover, we signed definitive acquisition agreements with respect to SeaBright Holdings, Inc. and the U.S. and Canadian closed-life insurance operations of an affiliate of HSBC Holdings plc (the “HSBC Insurance Companies”). We also signed definitive agreements to assume portfolios of insurance business from Reciprocal of America and American Physicians Assurance Corporation, and we expect both transactions to close in the second quarter of 2013.

The SeaBright transaction, which we completed in February 2013, marked our first acquisition of a U.S. publicly traded company and our first acquisition of a company not in run-off at the time of the deal. The HSBC transaction, with respect to which we have received all required regulatory approvals and which we expect to close by the end of the first quarter of 2013, will materially expand our portfolio of life run-offs. We anticipate the completion of the SeaBright, HSBC, Reciprocal and American Physicians transactions to increase our total assets and liabilities by approximately $2.6 billion and $2.1 billion, respectively.

After considering these achievements, as well as Company and individual performance, the Compensation Committee (the “Committee”) made the following key compensation decisions with respect to the 2012 performance year for Dominic Silvester, Paul O’Shea, Nicholas Packer, and Richard Harris (our “executive officers”):

•

Incentive bonuses to each executive officer were kept at 2011 levels, despite increases to net book value per share and earnings, in order to align 2012 incentive compensation with the Committee’s view that our performance was relatively consistent with 2011, and in consideration of the higher number of employees participating in the incentive program for 2012.

•

For the second year in a row, base salaries remained flat, with no increases awarded from 2011/2012 levels for 2013, in recognition of what the Committee believed was steady performance, as well as our continued focus on managing expenses.

Objectives of our Executive Compensation Program

Our Committee is responsible for establishing the philosophy and objectives of our compensation programs, designing and administering the various elements of our compensation programs and assessing the performance of our executive officers and the effectiveness of our compensation programs in achieving their objectives. The Committee is comprised of four independent directors.

We are a rapidly growing company operating in an extremely competitive and changing industry. We believe that the skill, talent, judgment and dedication of our executive officers are critical factors affecting the long-term value of our company. Therefore, our goal is to maintain an executive compensation program that will:

•	induce performance consistent with clearly defined corporate objectives,

•	align our executives’ long-term interests with those of our shareholders,

•	fairly compensate our executives, and

•	retain and attract qualified executives who are able to contribute to our long-term success.

We have specifically identified growth in our net book value per share as our primary corporate objective over the long term. We believe growth in our net book value is driven primarily by growth in our net earnings, which is in turn driven in large part by successfully completing new acquisitions and effectively managing companies and portfolios of business that we previously acquired. We also believe that the existing significant level of equity holdings of our executive officers creates alignment with our long-term interests, which the Committee takes into account in deciding what types of compensation to award, and which recently has resulted in a limited number of equity-based awards.

We have not identified specific metrics or financial targets against which we measure the performance of our executive officers because we believe the structure of our 2011-2015 Annual Incentive Compensation Program (the “Annual Incentive Plan”), as described below, induces performance consistent with our corporate objectives, aligns our executives’ long-term interests with those of our shareholders, and allows for flexibility to respond to performance in a manner not solely based on financial measures when circumstances warrant.

Results of Shareholder Vote on Compensation

At our 2012 annual general meeting, our shareholders approved the compensation of our executive officers with 79.9% of the total votes cast in favor of our executive compensation. The Committee reviewed and discussed the voting results, as well as reports from certain proxy advisory firms. While the Committee recognized that the voting results had decreased slightly from 2011 results, the Committee considered the continued positive shareholder reaction as a factor in deciding to maintain the current compensation program. The Committee continues to believe that the current program remains the best structure to address the Company’s unique needs at the present time, although it will continually review all aspects of the program.

We will continue to hold future shareholder votes on executive compensation on an annual basis, and the Committee will consider the outcome of our shareholder executive compensation votes each year.

Role of Executive Officers

The Committee makes compensation determinations for all of the executive officers. As part of the determination process, Mr. Silvester, our CEO, assesses our overall performance and the individual contribution of each member of the executive leadership team. On an annual basis, he reviews the prior year’s compensation and presents recommendations to the Committee for salary and bonus awards for each executive officer. The Committee discusses these recommendations with Mr. Silvester and then meets in executive session to evaluate the recommendations, review the performance of all of the executive officers, discuss CEO compensation, and make final compensation decisions.

Our CEO and CFO also support the Committee in its work by providing information relating to our financial results and plans, performance assessments of our executive officers, and other personnel-related data. Mr. Harris, our CFO, regularly attends portions of the meetings of our Committee in connection with performing these functions.

Principal Elements of Executive Compensation

Our executive compensation program currently consists of three principal elements: base salaries, annual incentive compensation and long-term incentive compensation. Executives also receive certain other benefits, including those pursuant to their employment agreements. The table below describes the elements and the other components of our program, each of which are described in more detail later in this proxy statement.

Principal Elements	Description	Key Features
Base Salary	Provides the fixed portion of an executive’s compensation that reflects scope of responsibilities	• Provides a base component of total compensation • Established largely based on scope of responsibilities, market conditions, and individual and Company performance in the preceding year
Annual Incentive Compensation	Provides “at risk” pay that reflects annual Company performance and individual performance

•  Aligns executive and shareholder interests

•  Designed to reward performance consistent with our primary corporate objective

•  With no mandated pay-out formulas, the Committee can exercise its judgment regarding the quality of both Company and individual performance and set pay appropriately in line with outcomes, strategic objectives and shareholder interests

Long-Term Incentive Compensation	Provides equity-based pay, aimed at incentivizing long-term performance

•  Aligns executive and shareholder interests

•  Drives long-term performance and promotes retention

•  Recent long-term incentive compensation awards have been limited due to significant existing shareholding positions of executive team

•  Consideration is given to shareholder dilution issues in determining volume of equity-based awards

Additional Components	Description	Key Features
Other Benefits / Perquisites	Includes retirement benefits, Bermudian payroll and social insurance tax contributions, and certain family travel and administrative assistance

•  Provides benefits consistent with certain local market practices in our Bermuda location in order to remain competitive in the marketplace for industry talent

•  Promotes retention of executive leadership team

Employment Agreements

Provides certain protections for executives and their families in the event of death or long-term disability, severance, or change in control

Change in control amounts are payable only in a “double trigger” situation where employment is terminated following a change of control

•  Provides Company with protections such as restrictive covenants (non-competition, non-solicitation, confidentiality, etc.)

•  Promotes retention over a 5-year term and a sense of security among the leadership team

•  Provides for current and future needs of the executives and their families

Compensation Allocations among Elements / “At-Risk” Compensation

There is no pre-established policy or target for the allocation of the components of our program. Rather, the structure of our Annual Incentive Plan tends to dictate what percentage of our executives’ annual compensation is derived from their bonuses as opposed to their base salaries and the value of their other benefits. The Committee considers all compensation components in total when evaluating and making decisions with respect to each individual component.

Although it does not mandate a specific allocation among the components of pay, the Committee does believe that a meaningful portion of each executive’s total compensation should be performance based / at risk, and our compensation program has traditionally reflected this principle. For the 2012 performance year, performance based / at-risk compensation constituted 54% of the CEO’s total compensation excluding other benefits and perquisites and 63% of all other executive officers’ total compensation excluding other benefits and perquisites.

Competitive Pay / Role of Compensation Consultants

The Committee has the authority under its charter to retain compensation consultants and outside legal counsel or other advisors, and before selecting a consultant or advisor, must consider its independence. The Committee did not engage any advisors in 2012, and has not used a compensation consultant since 2010, when it engaged Towers Watson to review our overall compensation arrangements for our executive officers and certain non-executive senior managers compared to the then most recently available compensation data for other publicly-traded Bermuda companies in the insurance and reinsurance industry. The Committee had also engaged PricewaterhouseCoopers LLP earlier in 2010 for advice regarding competitive pay. Both consultants included a peer group in their reports, which was used at the time for informational and overall comparison purposes.1 There was no target percentile or precise position in which we aimed to fall other than to generally be competitive with the compensation we offered our executives. The Committee’s decision not to engage a compensation consultant in 2012 was due primarily to the Committee’s view that economic and competitive pay conditions in our industry had not materially changed since the 2010 analysis, that the fundamental take-aways from that analysis remained relevant, and that the Committee itself could effectively establish compensation consistent with our program objectives without expending additional Company resources on consulting fees.

The Committee did not rely on market studies or other data in establishing 2012 compensation. However, in making compensatory decisions with respect to the 2012 performance year, including assessing whether we were meeting our goal of providing competitive compensation, the analysis provided by Towers Watson at the end of 2010 was relevant insofar as it was a factor with respect to 2011 base salaries, which the Committee did not increase for either 2012 or 2013, and provided the Committee with a general view of total compensation in the marketplace, which helped it conclude that our pay program was competitive. With this general view as a backdrop, and with the Committee having decreased incentive bonuses in 2011 versus 2010 and maintained bonuses in 2012 at the same levels as 2011, the Committee believed that its 2012 decisions supported our goal of providing competitive compensation.

Base Salaries

The salaries of our CEO and our other executive officers are generally established based on the scope of the executives’ responsibilities, taking into account what the Committee believes to be competitive market compensation for similar positions based on the results of analyses performed by its compensation consultants (if any) and publicly available, as well as anecdotal, information available to the Committee. Our goal is to provide base salary levels that are consistent with levels necessary to achieve our compensation objectives of fairly compensating our executives and retaining and attracting qualified executives who are able to contribute to our long-term success. Given the competitive market for highly qualified employees in our industry and our geographic location, we believe that below-market compensation could, in the long run, jeopardize our ability to retain our executive officers.

[1]

The companies included in the peer group considered by Towers Watson included Allied World Assurance Company Holdings Limited, Argo Group International Holdings Ltd., Aspen Insurance Holdings Ltd., Assured Guaranty Ltd., AXIS Capital Holdings Ltd., CRM Holdings, Ltd., EMC Insurance Group Inc., Endurance Specialty Holdings Ltd., Hilltop Holdings Inc., Maiden Holdings, Ltd., Max Capital Group Ltd. (now Alterra Capital Holdings Limited), Mercer Insurance Group, Inc., Montpelier Re Holdings Ltd., NYMAGIC, Inc., Platinum Underwriters Holdings Ltd., RenaissanceRe Holdings Ltd. and RLI Corp. (collectively, the “TW Peer Group”). Towers Watson also updated peer compensation data provided in February 2010 by PricewaterhouseCoopers LLP (the “PWC Peer Group”) by providing more current compensation information for those companies. The PWC Peer Group included many of the companies in the TW Peer Group, as well as Arch Capital Group Ltd., Everest Re Group Ltd., PartnerRe Limited and White Mountains Insurance Group Ltd.

Any base salary adjustments are generally based on competitive conditions, market increases in salaries, individual performance, our overall financial results and performance, estimates of the cost of living and changes in job duties and responsibilities. Once increased, the executive officer’s annual salary cannot be decreased without his written consent. Pursuant to the employment agreements we have with our CEO and our other executive officers, base salaries are also subject to cost-of-living adjustments, which provide that an increase in an executive officer’s base salary with respect to each subsequent year may not be less than the product of the executive officer’s base salary multiplied by the annual percentage increase in the retail price index for the United States, as reported in the most recent report of the U.S. Department of Labor for the preceding year. Our executives waived any cost-of-living increases to base salaries for 2012.

Two years ago, the Committee increased 2011 base salaries to reflect what it believed were appropriate cost-of-living adjustments. In 2012, the Committee maintained salaries at their 2011 levels, both because the Committee believed that previous increases had already brought base salaries more appropriately in line with competitive practice and in furtherance of the enterprise-wide focus on managing expenses. For 2013, the Committee once again maintained salaries at their 2012 (and 2011) levels, primarily in recognition of what the Committee believed was relatively consistent performance with 2011, as well as the continued focus on managing expenses.

A summary of the recent annualized base salary levels for our executives is set forth below.

Name	2010 Base Salary Level plus Housing Allowance(1)	% Change(1)	2011 Base Salary Level	% Change	2012 Base Salary Level	% Change	2013 Base Salary Level
Dominic F. Silvester	$1,968,667	6.7%	$2,102,000	—	$2,102,000	—	$2,102,000
Richard J. Harris	$1,102,000	4.5%	$1,152,000	—	$1,152,000	—	$1,152,000
Paul J. O’Shea	$1,102,000	4.5%	$1,152,000	—	$1,152,000	—	$1,152,000
Nicholas A. Packer	$1,102,000	4.5%	$1,152,000	—	$1,152,000	—	$1,152,000

(1)

Amount shown is the annualized base salary in effect from April 1, 2010 plus $102,000 for each executive with respect to housing allowances then payable under the executive employment agreements. The 2010 base salary level did not include the housing allowances, which were provided to each executive as a separate benefit until January 1, 2011 when the separate benefit was eliminated and an equivalent amount was added to base salaries.

Annual Incentive Compensation

Operation of Annual Incentive Plan

We provide performance-based incentive compensation through our Annual Incentive Plan, which sets aside 15% of our consolidated net after-tax profits (before bonus expense) to be allocated among our executive officers and participating employees. The Annual Incentive Plan is designed to reward performance that is consistent with our primary corporate objective of increasing our net book value per share over the long term through growth in our net earnings. The percentage of net after-tax profits comprising the bonus pool will be 15% unless the Committee exercises its discretion to decrease or increase the percentage no later than 30 days after the last day of the year.

The allocation of the Annual Incentive Plan pool among our executive officers and the other participants in the plan is the responsibility of the Committee and is based on individual performance and contribution to Company results, as determined by the Committee with significant input from our CEO.

After each year, our CEO assesses our enterprise results and achievements and the contribution of each member of our executive team and makes a recommendation to the Committee as to the allocation of bonuses out of the bonus pool. While the bonus pool is quantified as 15% of our net after-tax profits, there are no quantitative performance objectives for the recommendation as to individual allocations, nor are specific goals or targets for the executive team established in advance. With no pre-set formulas dictating threshold payouts, the Committee has the flexibility to consider both quantitative and qualitative factors of performance, and set pay appropriately in line with its view of outcomes, strategic objectives, and alignment with shareholder interests, which the Committee believes is appropriate given our unique business as an acquirer and manager of companies in run-off.

The factors considered in evaluating individual performance are the executive’s contribution to our operating results, including the performance of the areas over which each executive has primary responsibility, and the executive’s work towards achieving our long-term strategic goals. The allocations are discretionary and driven by the opinion of both the CEO and the Committee as to how each executive officer and the Company performed when looking back on the year.

The CEO and Committee have historically agreed that Mr. Silvester be paid a higher bonus in recognition of his efforts as CEO and that equal bonuses be paid to each other executive officer under the Annual Incentive Plan based on the CEO’s assessment that all contributed equally, and as a reward and incentive for continued cohesiveness and teamwork. The Committee, however, has the ability to change this practice at any time in its discretion.

2012 Incentive Compensation

For the 2012 performance year, the Committee assessed enterprise results together with each individual’s contribution during the year in making bonus decisions under the Annual Incentive Plan. On a Company-wide basis, the key factors evaluated were as follows:

•	We increased net book value per share, which we have identified as our primary corporate objective, by $10.33 per fully diluted share to $93.30 – an increase of 12.5% from 2011.

•	Net earnings attributable to Enstar increased 9.3% from $153.7 million to $168.0 million in 2012.

•	Although our total net earnings increased 9.3%, fully diluted earnings per share decreased moderately from $10.81 to $10.10 for the year.

•	We acquired four portfolios of insurance and reinsurance business in run-off, resulting in total assets and liabilities acquired of approximately $422.7 million.

•

Definitive agreements for two key acquisitions, SeaBright and the HSBC Insurance Companies, were negotiated and signed in 2012, along with agreements for the acquisition of two additional portfolios of insurance and reinsurance business.

•

We made significant progress towards several long-term strategic goals, including continuing our U.S. growth and integrating certain of our seasoned senior managers into our U.S. locations and operations in order to instill the Enstar approach to managing run-offs.

On an individual basis, several of the factors considered in assessing our executives’ performance are described below.

For Mr. Silvester, who as CEO, has oversight responsibility for all areas of our business, the Committee considered his leadership in achieving each of the enterprise-wide results described above, as well as steps taken in furtherance of our growth strategy, and the solid performance of each of the executives reporting to him, as well as the continued cohesiveness demonstrated by the executive leadership team. Of particular note were the acquisitions negotiated and signed in 2012, with our acquisition of SeaBright in February 2013 marking our first acquisition of a U.S. publicly traded company and our first acquisition of a company not in run-off at the time of the transaction. Our acquisition of the HSBC Insurance Companies, pending completion, will be a material expansion of our closed-life insurance business and a key new segment of our business, which is expected to serve as an enhancement to our core focus of non-life property and casualty run-off business.

Mr. O’Shea, our Joint Chief Operating Officer and Executive Vice President, has responsibility for our acquisitions function. The Committee considered Mr. O’Shea’s efforts in our acquisition of four portfolios of insurance and reinsurance businesses during the year, including a 100% quota share reinsurance agreement through our Lloyd’s syndicate in which our syndicate assumed total gross insurance reserves of approximately $313.3 million. Mr. O’Shea was also instrumental in all aspects of the negotiation and completion of the SeaBright acquisition, as well as the negotiation of the HSBC, Reciprocal of America and American Physicians transactions. In addition, Mr. O’Shea coordinates the ongoing due diligence of all of our potential acquisitions and new projects, which the Committee believes is key to executing our strategy for continued growth.

Mr. Packer, also a Joint Chief Operating Officer and Executive Vice President, has global responsibility for our insurance and reinsurance company operations, including oversight of claims management, acquisition integration, and oversight of commutation and policy buy-back activities. The Committee considered Mr. Packer’s significant efforts with respect to our existing U.S. operations, overseeing the planning and operations for the integration of both the SeaBright and HSBC transactions, as well as his efforts in the completion of 101 commutations, including three related to our top ten insured and/or reinsured exposures, and one related to our top ten ceded reinsurance assets.

Mr. Harris, our CFO, has responsibility for our finance, actuarial, information technology and investment functions. For 2012, the Committee considered his work regarding capital planning and positioning of our resources to meet our future needs, our strong investment portfolio results, his leadership in overseeing our change in independent auditors, and his efforts in shareholder and investor relations matters.

After considering all of these factors, the Committee decided to maintain bonuses paid to executive officers under the Annual Incentive Plan at their 2011 levels, despite the overall bonus pool available for executive and employee bonuses being larger ($29.6 million in 2012, compared to $26.7 million in 2011). The decision was based primarily on the Committee’s view that performance and achievements in 2012 were relatively consistent with 2011, reflecting steady performance overall. In addition, the decisions took into consideration that there were more employee participants eligible for incentive bonuses in 2012 than in 2011. Executive officer bonuses under the Annual Incentive Plan for the 2012 performance year are listed in the table below, along with 2011 and 2010 bonus amounts.

Name	2010 Bonus	% Change	2011 Bonus	% Change	2012 Bonus
Dominic F. Silvester	$2,750,000	-10.9%	$2,450,000	—	$2,450,000
Richard J. Harris	$2,250,000	-11.1%	$2,000,000	—	$2,000,000
Paul J. O’Shea	$2,250,000	-11.1%	$2,000,000	—	$2,000,000
Nicholas A. Packer	$2,250,000	-11.1%	$2,000,000	—	$2,000,000

After reviewing our performance and the individual performances described above, the Committee agreed with the CEO’s recommendation that each other current executive officer receive an equal share of the bonus pool as each contributed equally to our performance and each was instrumental in the results achieved. The Committee also believed that awarding equal bonuses would promote accord and a willingness to strive for favorable results in the area over which each executive has primary responsibility.

As discussed under “Long-Term Incentive Compensation,” the Committee decided, as it had in the past, to permit our executive officers to choose whether to receive their 2012 bonuses under the Annual Incentive Plan in cash, ordinary shares, or a combination of both. For the year ended December 31, 2012, each recipient elected to receive his bonus in cash.

Alignment of Pay and Performance

We believe the structure of our Annual Incentive Plan and the decisions of our Committee with respect to bonus awards are strongly aligned with our primary corporate objective of increasing net book value per share, which is our key performance indicator, and net earnings attributable to Enstar. The plan also allows the Committee the flexibility to award bonuses based on its view of performance, including qualitative factors that may not always be reflected in the operating results, or that benefit our long-term objectives but may not be fully apparent when looking at a one-year period.

Long-Term Incentive Compensation

We have established the 2006 Equity Incentive Plan (the “Equity Incentive Plan”) to provide our employees long-term incentive compensation in the form of share ownership, which we believe furthers our objective of aligning the interests of management and the other participants in the plan with the interests of our shareholders. The Equity Incentive Plan is administered by the Committee. The Committee currently expects that the majority of shares available for issuance under the Equity Incentive Plan will be used for the purpose of granting bonus shares, which may be issued in lieu of all or a portion of the cash bonus payments under the Annual Incentive Plan.

The Committee’s decision to permit our executive officers to choose whether to receive their 2012 bonuses under the Annual Incentive Plan in cash, ordinary shares, or a combination of both reflected the fact that the executives hold meaningful shareholding positions, which the Committee presently believes are sufficient to drive long-term performance and alignment with shareholder interests.

In addition to funding bonuses under the Annual Incentive Plan with ordinary shares, the Equity Incentive Plan provides the Committee with the flexibility to make other awards at various times and in varying amounts in its discretion and where particular circumstances warrant. The Committee did not grant any such awards to executive officers for 2012; however, the Committee recognizes that awarding long-term equity-based compensation may be desirable and appropriate in the coming years, and may take such action in the future. In considering long-term equity-based compensatory awards, the Committee takes into account shareholder dilution issues and related concerns.

Other Benefits and Perquisites

We provide certain additional benefits in furtherance of our objective of retaining and attracting key talent to our Bermuda headquarters. Our executive officers participate in the same group insurance and employee benefit plans, including medical and dental insurance, long-term disability insurance and life insurance, on the same basis as our other Bermuda salaried employees. We pay the employee’s share of Bermudian government payroll and social insurance taxes for all of our Bermuda employees, including our executive officers, which we believe is common practice at other Bermuda-based public companies. For Mr. Silvester, we provide reimbursement for the cost of one family trip to/from Bermuda, as well as the personal use of certain Enstar employees for financial, accounting and administrative matters. Our executive officers also receive payment in lieu of a retirement benefit contribution, as described below under “Retirement Benefits.”

Executive Employment Agreements

Compensation of our executive officers is governed in part by the employment agreements we have in place with each of Messrs. Silvester, O’Shea, Packer, and Harris. The employment agreements originated with our 2007 merger with The Enstar Group, Inc. The agreements were a key part of the transaction, in recognition of the significance of securing the executive team for a number of years, which was deemed fundamental to our future success following the merger. The agreements were also designed to continue to motivate the executives by providing competitive compensation, while promoting a sense of security for the team as we entered into our next stage.

As the initial five-year term of the 2007 employment agreements came to an end in the early part of 2012, the Committee re-assessed the agreements, and decided to ask each executive to agree to an extension for an additional five-year term. In reviewing the original objectives of the contracts, the Committee determined that the management team, which consists of our three co-founders and the Chief Financial Officer (who has served in that role with us since 2003), remains essential to our success, as demonstrated by the substantial growth and success of the Company since 2007. The Committee believed that securing the executive leadership team for an additional five-year term, and re-establishing protective covenants for us regarding non-competition, non-solicitation, and con-

fidentiality, were of key importance to us. In addition, it was the Committee’s judgment that renewing the agreements would continue to motivate the executives and promote their sustained level of high performance, and further was in line with the overall objectives of our executive compensation programs. See “Executive Compensation Tables — Employment Agreements with Executive Officers” below for a summary of these employment agreements.

Post-Termination Payments

Our employment agreements with Messrs. Silvester, O’Shea, Packer and Harris each provide for certain benefits in the event of a change in control followed by termination of the executive’s employment for specified reasons (referred to as a “double trigger”), including a cash payment, accelerated vesting of equity awards, family medical benefits, and, in certain circumstances, payment of incentive bonus. See “Executive Compensation Tables — Employment Agreements with Executive Officers” below for a summary of these employment agreements. The terms of each employment agreement reflect arm’s length negotiations between us and the executive officer.

Separately from our employment agreements and equally applicable to any employee participant, our Equity Incentive Plan and Annual Incentive Plan provide that plan participants receive certain vesting benefits upon a change in control, unless determined otherwise by the Committee. These benefits are described below in “Executive Compensation Tables — Potential Payments upon Termination or Change in Control.”

Hedging Prohibition and Share Ownership Guidelines

Under our Code of Conduct, our employees, officers, and directors are prohibited from engaging in any hedging or monetization transactions involving our securities, such as zero-cost collars and forward sale contracts, and are also prohibited from trading in derivatives in our securities, such as exchange-traded put or call options and forward transactions.

We currently do not require our executive officers to own a particular amount of our ordinary shares. The Committee is satisfied that the substantial equity holdings of each of our executive officers are sufficient at this time to provide motivation and to align this group’s interests with the interests of our shareholders without formal share ownership guidelines. As of the record date, our executive officers beneficially owned in aggregate approximately 19% of our ordinary shares outstanding, and each individual executive beneficially owned shares with a fair market value in excess of several multiples of his base salary.

Financial Restatements / Disgorgements

The Committee has not adopted a policy with respect to whether we will make retroactive adjustments to any cash- or equity-based incentive compensation paid to executive officers (or others) where the payment was predicated upon the achievement of financial results that were subsequently the subject of a restatement, although, as a publicly traded company, the mandates of the Sarbanes-Oxley Act requiring clawback of compensation under specified circumstances would apply to us. Our Committee believes that this issue is best addressed if the need actually arises, when all of the facts regarding the restatement are known. Once final rules are released regarding clawback requirements under the Dodd-Frank Act, we intend to consider adoption of responsive policies.

Our Equity Incentive Plan provides that the Committee has the authority to require disgorgement of any profit, gain or other benefit received in respect of restricted shares and options for a period of up to 12 months prior to the grantee’s termination for cause.

Tax and Accounting Treatment of Compensation

Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that we may deduct from our U.S. source income in any one year with respect to certain of our executive officers. As a Bermuda-based company with limited U.S. source income, this limitation has not historically impacted our decisions regarding executive compensation.

We account for equity compensation paid to our employees based on the guidance of the Share-Based Payment topic of the Financial Accounting Standards Board Accounting Standards Codification, which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

Compensation Risk Assessment

As part of our risk management practices, the Committee reviews and considers risk implications and incentives created by our executive compensation program and our compensation policies and practices for the Company as a whole. At the Committee’s direction, representatives from our risk management and legal departments conducted a risk assessment of our compensation policies and practices for executives and all employees, which was discussed and reviewed by the Committee. Through this review, the Committee has concluded that our compensation program does not create risks that are reasonably likely to have a material adverse effect on us.

In connection with this assessment, the following factors were noted:

•

With respect to executive officer compensation, the Committee has discretion in making bonus awards and other compensatory decisions based on both quantitative and qualitative factors, and is not tied into pre-established pay-out formulas that may not account for a subjective view of performance (thus taking risks to achieve a certain level of financial results is not incentivized).

•	Each executive has meaningful equity holdings, creating alignment between the executives’ interests and our long-term objectives, which discourages inappropriate or excessive short-term risks.

•

The Committee believes that the bonus structure addresses current market conditions because the measure of net after-tax profits encompasses all aspects of our performance, including, among many other factors, market-sensitive areas such as the performance of our investment portfolio.

•

Because the bonus pool is funded annually based on a percentage of net after-tax profits, employees are not incentivized to take inappropriate or excessive risks in any particular year to the detriment of our long-term success, as doing so would negatively affect the amount of the bonus payments in future years.

•

The Committee believes that the executive team, which together has led us for a decade, has driven an enterprise-wide culture that has historically stressed that only appropriate risks should be undertaken and has instilled a level of discipline across the business.

•	Employees are made aware of the design of the Annual Incentive Plan and its discretionary and non-guaranteed nature.

•

The compensation program does not currently include complex equity-based awards, which have the potential to create a wide range of potential pay-outs under different scenarios or a lack of understanding by the recipients that could lead to misalignment with corporate objectives.

•	We have a “no hedging” policy, and employees are prohibited from trading in derivatives of our securities.

Compensation Committee Report

The Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Based on its review and discussions, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2012.

COMPENSATION COMMITTEE

Charles T. Akre, Jr., Chairman

T. Whit Armstrong

Kenneth J. LeStrange

Robert J. Campbell

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth compensation earned in 2012, 2011 and 2010 by our CEO, our CFO and our two other executive officers. These individuals are referred to in this proxy statement as the “executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)			All Other Compensation ($)		Total ($)
Dominic F. Silvester	2012	$2,102,000	$2,450,000		$—		$481,602	(1)	$5,033,602
Chief Executive Officer	2011	$2,102,000	$2,450,000	$			$552,125		$5,104,125
	2010	$1,589,000	$2,750,000	$			$443,715		$4,782,715

Richard J. Harris	2012	$1,152,000	$2,000,000		$—		$152,456	(2)	$3,304,456
Chief Financial Officer	2011	$1,152,000	$2,000,000		$4,050,000	(3)	$152,406		$7,354,406
	2010	$880,725	$1,687,504		$562,496		$222,529		$3,353,254

Paul J. O’Shea	2012	$1,152,000	$2,000,000		$—		$152,456	(2)	$3,304,456
Executive Vice President and Joint Chief Operating Officer	2011	$1,152,000	$2,000,000		$—		$152,406		$3,304,406
	2010	$896,475	$2,250,000		$—		$224,104		$3,370,579

Nicholas A. Packer	2012	$1,152,000	$2,000,000		$—		$152,456	(2)	$3,304,456
Executive Vice President and Joint Chief Operating Officer	2011	$1,152,000	$2,000,000	$			$152,406		$3,304,406
	2010	$896,475	$2,250,000	$			$224,104		$3,370,579

(1)

Represents amounts attributable to Mr. Silvester for use of certain Enstar employees for personal financial, accounting and administrative matters ($191,308), reimbursement under Mr. Silvester’s employment agreement for one trip for his family to/from Bermuda each year ($42,838), payment in lieu of retirement benefit contribution ($210,200) and payment of his share of Bermudian payroll and social insurance tax ($37,256).

(2)	Represents cash payment in lieu of retirement benefit contribution ($115,200) and payment of the employee’s share of Bermudian payroll and social insurance tax ($37,256).

(3)

Represents the aggregate grant date fair value of 50,000 restricted shares granted to Mr. Harris in 2011 by the Compensation Committee under the Equity Incentive Plan. These restricted shares vest in four equal annual installments, with the last scheduled to vest on February 23, 2015. The aggregate grant date fair value shown represents the number of shares multiplied by the closing price of our ordinary shares on the grant date of February 23, 2011.

Grants of Plan-Based Awards in 2012

There were no plan-based awards granted during 2012.

Employment Agreements with Executive Officers

We have employment agreements with Messrs. Silvester, O’Shea, Packer and Harris, originally effective as of May 1, 2007. In April 2012, we and Messrs. Silvester, O’Shea, Packer and Harris agreed to extend the employment agreements for additional five-year terms ending December 31, 2016.

The material terms of each of the employment agreements are substantially the same, except as otherwise noted below. Under the employment agreements, the executives are each entitled to an annual base salary (which is set forth in the Summary Compensation Table above) and are eligible for incentive compensation under our incentive compensation programs. The executives are also entitled to certain employee benefits, including (i) life insurance benefits in the amount of five times base salary, (ii) medical and dental insurance for the executive, his spouse and any dependents, (iii) long-term disability insurance, and (iv) payment of an amount equal to 10% of the executive’s base salary each year in lieu of a retirement benefit contribution. For Messrs. Silvester and Packer, the agreements also provide reimbursement for one family trip to/from Bermuda each year. The amount of these benefits paid to the executives for the years ended December 31, 2012, 2011 and 2010 is reflected in the “All Other Compensation” column of the Summary Compensation Table above.

The employment agreements also provide for certain “double trigger” benefits upon termination of employment for various reasons, as described below in the section entitled “Potential Payments upon Termination or Change in Control.”

In addition, each employment agreement provides the Company with certain protections in the form of restrictive covenants, including that if the executive fails to remain employed through the current five-year term, he has agreed not to compete with us for an 18-month period following the date employment ceases (except in the event his employment is terminated by us “without cause” or by the executive with “good reason”). The agreements also include restrictive covenants regarding non-solicitation, confidentiality, and non-disparagement.

After the current five-year term ends, each agreement renews for additional one-year periods unless either party gives 120 days’ prior written notice to terminate the agreement.

Equity Incentive Plan

We maintain the Equity Incentive Plan, which provides that awards may be granted to participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may provide: incentive stock options, nonqualified stock options, performance shares, performance share units, stock appreciation rights (“SARs”), restricted shares, restricted share units, bonus shares and dividend equivalents. Since the plan’s approval by our shareholders and Board in 2006, our Compensation Committee has chosen to award only bonus shares and restricted shares, although it retains the flexibility to make other types of awards in the future.

The maximum aggregate number of ordinary shares subject to each of the following types of awards granted to an employee during any year under the plan is 120,000 shares: options, SARs, performance shares, performance share units and bonus shares. The Compensation Committee has broad authority to administer the plan, including the authority to select plan participants, determine when awards will be made, determine the type and amount of awards, determine any limitations, restrictions or conditions applicable to each award, and determine the terms of any agreement or other document that evidences an award.

Enstar Group Limited 2011-2015 Annual Incentive Compensation Program

The Annual Incentive Plan was adopted by the Board in 2011 to replace the substantially similar 2006-2010 Annual Incentive Program, which had expired. The purpose of the plan, which is administered by the Compensation Committee, is to motivate certain officers, directors and employees of the Company and its subsidiaries to grow our profitability, which we believe primarily drives growth in our net book value in furtherance of our primary corporate objective. The Annual Incentive Plan provides for the grant of annual bonus compensation (a “bonus award”) to certain officers and employees of the Company and its subsidiaries, including our executive officers. The aggregate amount available for bonus awards for each year from 2011 through 2015 will be determined by the Compensation Committee based on a percentage of our consolidated net after-tax profits (before bonus expense). The percentage will be 15% unless the Compensation Committee exercises its discretion to decrease or increase the percentage no later than 30 days after the last day of the year. The Compensation Committee determines, at its sole discretion, the amount of the bonus award paid to each participant. For the year ended December 31, 2012, the aggregate amount available for bonus awards under the Annual Incentive Plan was $29.6 million, or 15% of our net after-tax profits before bonus expense.

Bonus awards are payable in cash, ordinary shares or a combination of both. Ordinary shares issued in connection with a bonus award will be issued pursuant to the terms and subject to the conditions of the Equity Incentive Plan.

Retirement Benefits

We maintain retirement plans and programs for our employees in Bermuda, Australia, the United Kingdom and the United States. We do not maintain a formal retirement plan for those Bermuda employees who are work permit holders. Instead, we pay out on an annual basis to employees, including each of Messrs. Silvester, O’Shea, Packer and Harris, an amount equal to 10% of their base salaries in lieu of a retirement benefit contribution. The amounts paid to Messrs. Silvester, O’Shea, Packer and Harris are included in the amounts shown in the “All Other Compensation” column of the Summary Compensation Table above.

Additional Benefits

Amounts for other benefits included in the “All Other Compensation” column of the Summary Compensation Table are described in “Compensation Discussion and Analysis — Other Benefits and Perquisites.”

Outstanding Equity Awards at 2012 Fiscal Year-End

The following table sets forth information regarding all outstanding equity awards held by the executive officers at December 31, 2012.

Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Dominic F. Silvester	—		$—
Richard J. Harris	37,500	(1)	$4,199,250(2)
Paul J. O’Shea	—		$—
Nicholas A. Packer	—		$—

(1)	The remaining shares vest in three equal annual installments. 12,500 of the shares reported above vested on February 23, 2013.

(2)	Based on the closing price of our ordinary shares on December 31, 2012 ($111.98).

Option Exercises and Stock Vested during 2012 Fiscal Year

The following table sets forth information regarding the vesting of restricted shares held by the executive officers during the 2012 fiscal year.

Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Dominic F. Silvester	—	$—
Richard J. Harris	12,500	$1,241,250	(1)
Paul J. O’Shea	—	$—
Nicholas A. Packer	—	$—

(1)	Based on $99.30 per share, the closing price of our ordinary shares on the vesting date (February 23, 2012).

Potential Payments upon Termination or Change in Control

This section describes payments that would be made to our executive officers following termination of employment or upon a change in control of the Company. In the first part of this section, we describe benefits under employment agreements and general plans that apply to any executive officer participating in those plans. We then provide estimated amounts of benefits assuming the occurrence of certain hypothetical events as of December 31, 2012.

Executive Officer Employment Agreements

The executive officers are entitled to certain benefits under their employment agreements upon termination of their employment. Upon termination for any reason, each is entitled to any salary, bonuses, expense reimbursement and similar amounts earned but not yet paid.

Under the employment agreements, “cause” means (i) fraud or dishonesty in connection with the executive’s employment that results in a material injury to us, (ii) the executive officer’s conviction of any felony or crime involving fraud or misrepresentation, (iii) a specific material and continuing failure of the executive officer to perform his duties following written notice and failure by the executive officer to cure such failure within 30 days, or (iv) a specific material and continuing failure of the executive officer to follow reasonable instructions of the Board following written notice and failure by the executive officer to cure such failure within 30 days.

Under the employment agreements, without “good reason” means resigning in circumstances other than (i) a material breach by us of our obligations under the agreement following written notice and failure by us to cure such breach within 30 days, (ii) the relocation of the executive officer’s principal business office outside of Bermuda without his consent, or (iii) any material reduction in the executive officer’s duties or authority.

Termination for “Cause” or Voluntary Termination without “Good Reason.”    If we terminate the employment agreement of an executive officer for “cause,” or if an executive officer voluntarily terminates his employment agreement with us without “good reason,” we will not be obligated to make any payments to the executive officer other than amounts that have been fully earned by, but not yet paid to, the executive officer.

Termination without “Cause” / Termination with “Good Reason.”    The executive officer is entitled to the benefits described below if: (i) we terminate the executive officer’s employment “without cause” or (ii) the executive officer terminates his employment with “good reason”:

•	any amounts (including salary, bonuses, expense reimbursement, etc.) that have been fully earned by, but not yet paid to, the executive officer as of the date of termination;

•	a lump sum amount equal to three times the executive officer’s base salary;

•	continued medical benefits coverage for the executive officer, his spouse and dependents at our expense for 36 months;

•	vesting of each outstanding unvested equity incentive award granted, if any, to the executive officer before, on or within three years of the effective date of the employment agreement; and

•

for the year in which the executive officer’s employment terminates, provided that we achieve any performance goals established in accordance with any incentive plan in which the executive officer participates, an amount equal to the bonus that the executive officer would have received had he been employed by us for the full year (an “Incentive Plan Payment”). Because we currently do not tie incentive plan payments to a specific performance target, any Incentive Plan Payment would be made at the discretion of the Compensation Committee taking into account the executive officer’s performance while employed by the Company.

Termination following a Change in Control.    The employment agreements are “double trigger” in nature, meaning that in the event of a change in control as defined in the employment agreements, the executive officer is entitled to the prescribed employment agreement benefits only following termination of employment. Termination of employment must be either: (i) termination by us “without cause” or (ii) termination by executive only with “good reason”. The termination must also occur within one year of a change in control. If these conditions are met, the executive would be entitled to the same benefits described above under “Termination without Cause / Termination with ‘Good Reason’.”

If the executive ends his employment following a change in control without “good reason,” the executive would receive only earned but unpaid compensation as of the termination date under his employment agreement.

Death of Executive.    If an executive officer passes away, his employment agreement automatically terminates, and his designated beneficiary or legal representatives are entitled to:

•	a lump sum payment in the amount of five times of the executive officer’s base salary upon his death pursuant to life insurance benefits we maintain;

•	an Incentive Plan Payment reduced on a pro rata basis to reflect the amount of calendar days during the year that he was employed (a “Pro Rata Incentive Plan Payment”); and

•	continued medical benefits coverage under the employment agreement for the executive officer’s spouse and dependents for a period of 36 months following his death.

Disability of Executive.    Either the executive officer or we may terminate his employment agreement if the executive officer becomes disabled, by providing 30 days’ prior written notice to the other party. Under the executive officers’ employment agreements, disability means the executive officer has been materially unable to perform his duties for any reason for 120 days during any period of 150 consecutive days. If the executive officer’s employment ends because of disability, then he is entitled to:

•	his base salary for a period of 36 months (with base salary payments being offset by any payments to the executive officer under disability insurance policies paid for by us);

•	a Pro Rata Incentive Plan Payment; and

•	continued medical benefits coverage for the executive officer, his spouse and dependents at our expense for 36 months.

Equity Incentive Plan

Under the Equity Incentive Plan, upon the occurrence of a change in control as defined in the plan: (i) forfeiture provisions and transfer restrictions with respect to restricted shares and restricted share units would immediately lapse; (ii) each option and SAR then outstanding would become immediately exercisable, and would remain exercisable throughout its entire term, unless exercised, cashed out or replaced; and (iii) any target performance goals or payout opportunities attainable under all outstanding awards of performance-based restricted stock, performance units and performance shares would be deemed to have been fully attained. Currently, the only type of award outstanding under the Equity Incentive Plan subject to these provisions is restricted shares; there are no stock options, stock appreciation rights, or performance-based equity awards outstanding.

Forfeiture provisions and transfer restrictions with respect to restricted shares granted under the Equity Incentive Plan generally lapse upon a participant’s death or disability. Upon any other termination of employment, any unvested restricted shares or options are forfeited immediately. In addition, the Compensation Committee may require a grantee of restricted shares to disgorge any profit, gain or other benefit received in respect of the lapse of restrictions on any prior grant of restricted shares for a period of up to 12 months prior to grantee’s termination for cause. The disgorgement authority applicable to restricted shares would also apply to stock options. The vesting of any outstanding stock options would accelerate upon retirement, death or disability.

Annual Incentive Plan

Under the Annual Incentive Plan, a change in control would accelerate payment of bonuses by changing the measurement period to determine bonuses from the calendar year to a period that begins on the first day of the calendar year and ends on the date of the change in control.

Hypothetical Payments and Benefits

The following table sets forth the benefits payable to each executive officer assuming the occurrence of certain hypothetical events on December 31, 2012.

Name	Executive Voluntary Termination or Company Termination for Cause(1)	Executive Termination for Good Reason, Company Termination Without Cause(2)		Change in Control	Death	Disability
Dominic F. Silvester
Base Salary	$—	$6,306,000	(3)	$—	$—	$6,006,000	(4)
Bonus(5)	—	2,450,000		—	2,450,000	2,450,000
Medical Benefits(6)	—	81,369		—	81,369	81,369
Life Insurance	—	—		—	10,510,000	—
Accelerated Vesting	—	—		—	—	—

TOTAL	$—	$8,837,369		$—	$13,041,369	$8,537,369
Richard J. Harris
Base Salary	$—	$3,456,000	(3)	$—	$—	$3,156,000	(4)
Bonus(5)	—	2,000,000		—	2,000,000	2,000,000
Medical Benefits(6)	—	75,285		—	75,285	75,285
Life Insurance	—	—		—	5,760,000	—
Accelerated Vesting(7)	—	4,199,250		4,199,250	4,199,250	4,199,250

TOTAL	$—	$9,730,535		$4,199,250	$12,034,535	$9,430,535
Paul J. O’Shea
Base Salary	$—	$3,456,000	(3)	$—	$—	$3,156,000	(4)
Bonus(5)	—	2,000,000		—	2,000,000	2,000,000
Medical Benefits(6)	—	83,946		—	83,946	83,946
Life Insurance	—	—		—	5,760,000	—
Accelerated Vesting	—	—		—	—	—

TOTAL	$—	$5,539,946		$—	$7,843,946	$5,239,946
Nicholas A. Packer
Base Salary	$—	$3,456,000	(3)	$—	$—	$3,156,000	(4)
Bonus(5)	—	2,000,000		—	2,000,000	2,000,000
Medical Benefits(6)	—	138,783		—	138,783	138,783
Life Insurance	—	—		—	5,760,000	—
Accelerated Vesting	—	—		—	—	—

TOTAL	$—	$5,594,783		$—	$7,898,783	$5,294,783

(1)

Upon termination, the executive officer would be entitled only to amounts (including salary, bonus, expense reimbursement, etc.) that have been fully earned but not yet paid on the date of termination.

(2)

Pursuant to the “double trigger” nature of the executive officer employment agreements, any executive officer terminated without cause or resigning with good reason within one year of a change in control would receive benefits equivalent to those set forth in this column.

(3)	Reflects a lump sum payment equal to three times base salary.

(4)

Reflects annual base salary for a period of 36 months, payable in accordance with our regular payroll practices, which would be offset by any amounts we recover under disability insurance policies paid for by us.

(5)

Because bonus payments in any year are discretionary, the bonus amount is assumed to be equal to the actual bonus awarded to the executive officer under the Annual Incentive Plan for the year ended December 31, 2012, which was paid in cash in 2013.

(6)

Reflects the value of continued coverage under medical plans for Messrs. Silvester, O’Shea, Packer and Harris and their respective families and assumes continuation of premiums paid by us as of December 31, 2012 for the maximum coverage period of 36 months.

(7)	Reflects accelerated vesting of 37,500 restricted shares based on the closing price of our ordinary shares on December 31, 2012 ($111.98). 12,500 of these reported shares vested on February 23, 2013.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information regarding our equity compensation plans as of December 31, 2012.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders	—		$—	946,024	(2)
Equity compensation plans not approved by security holders	26,610	(1)	—	73,390	(3)

Total	26,610			1,019,414

(1)	Does not include 14,922 restricted share units issued by the Company in connection with the Merger in exchange for 14,922 restricted stock units issued by The Enstar Group, Inc. under the EGI Plan.

(2)

Consists of ordinary shares available for future issuance under the Equity Incentive Plan (including ordinary shares issuable in connection with awards under the Annual Incentive Plan) and the Enstar Group Limited Employee Share Purchase Plan.

(3)	Consists of ordinary shares available for future issuance under the Deferred Compensation Plan, which is described above under “Director Compensation.”

AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, independence and performance and the performance of the Company’s internal audit function. The Audit Committee is solely responsible for the appointment, retention and compensation of the Company’s independent registered public accounting firm. It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of management and the independent auditors, as appropriate.

In performing its duties, the Audit Committee:

•	has reviewed the Company’s audited financial statements for the year ended December 31, 2012 and had discussions with management regarding the audited financial statements;

•

has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), under which such firm must provide us with additional information regarding the scope and results of its audit of the Company’s financial statements;

•

has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence; and

•	has discussed with the independent registered public accounting firm their independence, the audited financial statements and other matters the Audit Committee deemed relevant and appropriate.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2012 be included in the Company’s Annual Report on Form 10-K for that year.

AUDIT COMMITTEE

Robert J. Campbell, Chairman

Charles T. Akre, Jr.

T. Whit Armstrong

Kenneth J. LeStrange

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Three Class I directors are to be elected at the Annual General Meeting to hold office until our annual general meeting in 2016:

Robert J. Campbell

Paul J. O’Shea

Sumit Rajpal

All nominees are currently serving as directors, and their biographies are available above under “Corporate Governance — Board of Directors.” Included in each nominee’s biography above is an assessment of the specific qualifications, attributes, skills and experience of such nominee.

Our Board nominated Messrs. Campbell, O’Shea and Rajpal following the recommendation by our Nominating and Governance Committee, a committee comprised entirely of independent directors. All nominees have consented to serve if elected. We do not expect that any nominees will become unavailable for election as directors, but if any nominee should become unavailable prior to the meeting, the proxies to vote for such nominee will instead either be voted for a substitute nominee recommended by our Board, or not voted, if the Board determines in its discretion that the position should remain vacant.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES.

PROPOSAL NO. 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We hold an advisory vote on our executive compensation each year. Accordingly, we are asking our shareholders to cast an advisory vote to approve the compensation of our executive officers as disclosed in this proxy statement.

The Board recognizes that executive compensation is an important matter for our shareholders. The guiding principles of our executive compensation philosophy and practice continue to be to:

•	induce performance consistent with clearly defined corporate objectives;

•	align our executives’ long-term interests with those of our shareholders;

•	fairly compensate our executives; and

•	retain and attract qualified executives who are able to contribute to our long-term success.

We have specifically identified growth in our net book value per share as our primary corporate objective over the long term. We believe growth in our net book value is driven primarily by growth in our net earnings, which is in turn driven in large part by successfully completing new acquisitions and effectively managing companies and portfolios of business that we previously acquired.

In 2012, we delivered consistent results, both in terms of financial performance and execution of our strategy. We increased net book value per share by $10.33 per fully diluted share to $93.30 – an increase of 12.5% from 2011. Net earnings attributable to Enstar increased 9.3% from $153.7 million to $168.0 million.

After considering these achievements, as well as Company and individual performance, the Compensation Committee made the following key compensation decisions with respect to the 2012 performance year:

•

Incentive bonuses to each executive officer were kept at 2011 levels, despite increases to net book value per share and earnings, in order to align 2012 incentive compensation with the Committee’s view that our performance was relatively consistent with 2011, and in consideration of the higher number of employees participating in the incentive program for 2012.

•

For the second year in a row, base salaries remained flat, with no increases awarded from 2011/2012 levels for 2013, in recognition of what the Committee believed was steady performance, as well as our continued focus on managing expenses.

Before you vote, we urge you to read the Compensation Discussion and Analysis and the Executive Compensation Tables sections of this proxy statement for additional details on our executive compensation, including its governance, framework, components, and the compensation decisions for our executive officers for 2012.

As an advisory vote, the results of this vote will not be binding on the Board or the Company. However, the Board values the opinions of our shareholders, and will, as it did last year, carefully consider the outcome of the vote when making future decisions on the compensation of our executive officers and our executive compensation principles, policies and procedures.

We ask our shareholders to approve the compensation of our executive officers by voting “FOR” the following resolution:

RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the executive officers, as disclosed in the Company’s proxy statement for the 2013 Annual General Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF OUR EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has reappointed KPMG Audit Limited (“KPMG”), as our independent registered public accounting firm for the year ending December 31, 2013. At the Annual General Meeting, shareholders will be asked to ratify this appointment and to authorize our Board, acting through the Audit Committee, to approve the fees for KPMG. KPMG has served as our independent registered public accounting firm since our shareholders ratified its appointment at last year’s annual general meeting. Representatives of KPMG are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2013 AND THE AUTHORIZATION OF OUR BOARD, ACTING THROUGH THE AUDIT COMMITTEE, TO APPROVE THE FEES FOR THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Change in Independent Registered Public Accounting Firm during 2012

On April 17, 2012, the Audit Committee determined not to reappoint Deloitte & Touche Ltd., Bermuda (“Deloitte”), as the Company’s independent registered public accounting firm for the Company’s 2012 fiscal year. Deloitte had served as our independent registered public accounting firm for 2010 and 2011 and during the subsequent interim period in 2012 through the date of the 2012 Annual General Meeting. The Audit Committee’s decision to appoint KPMG followed its review of our auditors and associated expenses, and its conclusion that KPMG’s fee proposal was compelling and in line with the Company’s focus on expense reduction.

During the years ended December 31, 2011 and 2010 and the subsequent interim period through the date of the Audit Committee’s decision not to reappoint Deloitte, the Company had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure that, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter thereof in connection with its report on the Company’s consolidated financial statements for either year.

Deloitte’s audit report dated February 24, 2012 on the Company’s consolidated financial statements as of, and for the years ended, December 31, 2011 and 2010, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2011 and 2010 and the subsequent interim period through the date of the Audit Committee’s decision not to reappoint Deloitte, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2011 and 2010 and the subsequent interim period through the date of the Audit Committee’s decision not to reappoint Deloitte, neither the Company nor anyone on its behalf consulted with KPMG regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s consolidated financial statements, (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iv) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte with a copy of the foregoing disclosure prior to filing it with the SEC and Deloitte has stated in response that it agrees with such disclosure in all respects.

Audit and Non-Audit Fees

Aggregate fees for professional services rendered to us by KPMG Audit Limited and other member firms for 2012 and for Deloitte & Touche Ltd. and other member firms for the years ended December 31, 2012 and 2011 are set forth below.

	2012		2011
	(in thousands of U.S. dollars)
Audit Fees	$6,153		$6,908
Audit-Related Fees	159		159
Tax Fees	733		1,492
All Other Fees	—		—

Total	$7,045	(1)	$8,559

(1)

Includes $1,069,000 of fees paid to our predecessor auditors, Deloitte & Touche Ltd., for audit fees ($401,000), audit-related fees ($41,000) and tax fees ($627,000) up to the last day of their engagement on June 21, 2012.

Audit Fees for the years ended December 31, 2012 and December 31, 2011 were for professional services rendered for the audit of our annual financial statements, for the review of our quarterly financial statements, for services in connection with the audits for insurance statutory and regulatory purposes in the various jurisdictions in which we operate and for the provision of consents relating to our filings with the SEC.

Audit-Related Fees for the years ended December 31, 2012 and December 31, 2011 consisted primarily of professional services rendered for financial accounting and reporting consultations.

Tax Fees for the years ended December 31, 2012 and December 31, 2011 were for professional services rendered for tax compliance services and tax consulting.

There were no fees in the All Other Fees category for the years ended December 31, 2012 and December 31, 2011.

Consideration of Auditor Independence

The Audit Committee has concluded that the provision of the non-audit services by KPMG is compatible with maintaining its independence.

Procedures for Pre-Approval of Audit and Non-Audit Services.

Our Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. For the year ended December 31, 2012, the Audit Committee approved all of these services by our independent registered public accounting firm on an individual basis as the need arose. The Audit Committee may instead choose to pre-approve a list of specific services and categories of services, including audit, audit-related, and other services, for the upcoming or current year, subject to a specified cost level, although this was not done in 2012. Any service that is not included in the approved list of services would need to be separately pre-approved by the Audit Committee. In addition, all audit and permissible non-audit services in excess of the pre-approved cost level, whether or not such services are included on the pre-approved list of services, would need to be separately pre-approved by the Audit Committee chairman.

PROPOSAL NO. 4 — ELECTION OF DIRECTORS FOR OUR SUBSIDIARIES

Under our bye-laws, if we are required or entitled to vote at a general meeting of our subsidiaries, our Board must refer the subject matter of any vote regarding the appointment, removal or remuneration of directors to our shareholders and seek authority from our shareholders for our corporate representative or proxy to vote in favor of the resolutions proposed by these subsidiaries. We are submitting the election of the directors identified below for each subsidiary to our shareholders at the Annual General Meeting. Our Board will cause our corporate representative or proxy to vote the shares in these subsidiaries in the same proportion as the votes received at the meeting from our shareholders on these matters.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE SUBSIDIARY DIRECTOR NOMINEES LISTED HEREIN.

Subsidiary Director Nominees

AG Australia Holdings Limited

Richard J. Harris

Nicholas A. Packer

Steven Given

Sandra O’Sullivan

Nicholas Hall

Bantry Holdings Ltd.

Adrian C. Kimberley

Duncan M. Scott

David Rocke

B.H. Acquisition Limited

Richard J. Harris

Paul J. O’Shea

David Rocke

Adrian C. Kimberley

Blackrock Holdings Ltd.

Adrian C. Kimberley

Duncan M. Scott

David Rocke

Bosworth Run-off Limited

Alan Turner

Ludovic de Belleval

C. Paul Thomas

Brian J. Walker

Theo Wilkes

Brampton Insurance Company Limited

Max Lewis

C. Paul Thomas

Alan Turner

Steven Western

Theo Wilkes

Brittany Insurance Company Ltd.

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Duncan M. Scott

Capital Assurance Company Inc.

Karl J. Wall

Andrea Giannetta

James Grajewski

Steven Given

Thomas Nichols

Capital Assurance Services Inc.

Karl J. Wall

Andrea Giannetta

James Grajewski

Steven Given

Thomas Nichols

Castlewood Limited

Adrian C. Kimberley

Duncan M. Scott

Elizabeth DaSilva

Cavell Holdings Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Cavell Insurance Company
Limited

Steven Western

C. Paul Thomas

Alan Turner

Theo Wilkes

Chatsworth Limited

Richard Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

Orla Gregory

Claremont Liability Insurance Company

Karl J. Wall

Joseph Follis

Andrea Giannetta

Steven Given

Donald Woellner

James Grajewski

Thomas Nichols

Clarendon America Insurance Company

Karl J. Wall

Joseph Follis

Steven Given

Thomas Nichols

Robert Redpath

Michael Sheehan

Kathleen Barker

Clarendon Holdings, Inc.

Karl J. Wall

Cheryl D. Davis

Steven Given

Thomas Nichols

Clarendon National Insurance Company

Karl J. Wall

Joseph Follis

Steven Given

Thomas Nichols

Robert Redpath

Michael Sheehan

Kathleen Barker

CLIC Holdings, Inc.

Karl J. Wall

Cheryl D. Davis

Steven Given

Thomas Nichols

Comox Holdings Ltd.

Ludovic de Belleval

Richard J. Harris

Adrian C. Kimberley

David Rocke

Yoshinori Yokoo

Compagnie Europeenne d’Assurances Industrielles S.A.

Nicholas A. Packer

C. Paul Thomas

Alan Turner

Constellation Reinsurance Company

Karl J. Wall

Thomas J. Balkan

Joseph Follis

Andrea Giannetta

Mark A. Kern

Raymond Rizzi

Teresa Reali

James Grajewski

Jay Banskota

Richard C. Ryan

Thomas Nichols

Steven Given

Kathleen Barker

The Copenhagen Reinsurance
Company

C. Paul Thomas

Alan Turner

Theo Wilkes

The Copenhagen Reinsurance
Company (UK) Limited

Alan Turner

C. Paul Thomas

Steven Western

Theo Wilkes

Courtenay Holdings Ltd.

Richard J. Harris

David Rocke

Adrian C. Kimberley

Cranmore (UK) Limited

Phillip Cooper

David Ellis

Shaun Holden

C. Paul Thomas

Steven Norrington

Alan Turner

Mark Wood

Cranmore Australia Pty Limited

Sandra O’Sullivan

Nicholas Hall

Steven Norrington

Cranmore (Asia) Limited

David Rocke

Adrian C. Kimberley

Duncan M. Scott

Elizabeth DaSilva

Cranmore Asia (Pte) Limited

Ian Belcher

Goh Mei Xuan Michelle

Steven Norrington

Sandra O’Sullivan

Cranmore (Bermuda) Limited

Adrian C. Kimberley

Duncan M. Scott

David Rocke

Elizabeth DaSilva

Cranmore (US) Inc.

Karl J. Wall

Cheryl D. Davis

Steven Given

Thomas Nichols

Steven Norrington

Cumberland Holdings Ltd.

Adrian C. Kimberley

Richard J. Harris

Paul J. O’Shea

David Rocke

Electricity Producers Insurance Company (Bda) Limited

Paul J. O’Shea

Adrian C. Kimberley

David Rocke

Richard J. Harris

Orla Gregory

Duncan M. Scott

Enstar (EU) Finance Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Shaun Holden

Enstar (EU) Holdings Limited

David Hackett

C. Paul Thomas

Alan Turner

Shaun Holden

Enstar (EU) Limited

David Atkins

David Grisley

David Hackett

Michael Lynagh

Derek Reid

C. Paul Thomas

Alan Turner

Shaun Holden

Enstar Acquisition Ltd.

C. Paul Thomas

Alan Turner

Enstar Australia Holdings Pty Limited

Gary Potts

Jann Skinner

Bruce Bollom

Richard J. Harris

Nicholas A. Packer

Enstar Australia Limited

Nicholas A. Packer

Nicholas Hall

Sandra O’Sullivan

Enstar Brokers Limited

Richard J. Harris

Elizabeth DaSilva

Adrian C. Kimberley

David Rocke

Paul J. O’Shea

Enstar Financial Services Inc.

Cheryl D. Davis

Thomas Nichols

Enstar Financing Limited

Elizabeth DaSilva

Adrian C. Kimberley

Richard J. Harris

Duncan M. Scott

Enstar Group Operations Inc.

Cheryl D. Davis

Thomas Nichols

Enstar Holdings (US) Inc.

Karl J. Wall

Cheryl D. Davis

Steven Given

Robert V. Deutsch

Thomas Nichols

Enstar Insurance Management Services Ireland Limited

Nicholas A. Packer

Orla Gregory

Richard J. Harris

Kieran Hayes

Enstar Investment Management Ltd.

Richard J. Harris

Adrian C. Kimberley

Roger Thompson

Lothar Crofton

Enstar Investments Inc.

Karl J. Wall

Cheryl D. Davis

Steven Given

Thomas Nichols

Enstar Limited

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

Enstar New York, Inc.

Karl J. Wall

Cheryl D. Davis

Steven Given

Thomas Nichols

Enstar (US) Inc.

Karl J. Wall

Cheryl D. Davis

Steven Given

Thomas Nichols

Enstar USA Inc.

Thomas Nichols

Cheryl D. Davis

Karl J. Wall

Fieldmill Insurance Company Limited

Steven Western

C. Paul Thomas

Alan Turner

Theo Wilkes

Fitzwilliam Insurance Limited

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Nicholas A. Packer

Flatts Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Forsakringsaktiebolaget Assuransinvest MF

Mats Höglund

Alan Turner

Nicholas A. Packer

Gordian Runoff Limited

Gary Potts

Jann Skinner

Bruce Bollom

Richard J. Harris

Nicholas A. Packer

Goshawk Dedicated Ltd.

C. Paul Thomas

Alan Turner

Goshawk Holdings (Bermuda) Limited

Adrian C. Kimberley

Orla Gregory

David Rocke

Richard J. Harris

Goshawk Insurance Holdings Limited

C. Paul Thomas

Alan Turner

Guildhall Insurance Company Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Paul Carruthers

Harbor Specialty Insurance Company

Karl J. Wall

Joseph Follis

Steven Given

Thomas Nichols

Robert Redpath

Michael Sheehan

Kathleen Barker

Harper Holdings SARL

Nicholas A. Packer

John Cassin

Harper Insurance Limited

Michael H.P. Handler

Stefan Wehrenberg

Dr. Florian von Meiss

Richard J. Harris

Andreas K. Iselin

Nicholas A. Packer

Harrington Sound Limited

Richard J. Harris

Nicholas A. Packer

Nicholas Hall

Sandra O’Sullivan

Hillcot Holdings Ltd.

Paul J. O’Shea

Adrian C. Kimberley

Richard J. Harris

Hillcot Re Limited

Steven Western

C. Paul Thomas

Alan Turner

Theo Wilkes

Hillcot Underwriting
Management Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Hove Holdings Limited

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

Hudson Reinsurance Company Limited

Paul J. O’Shea

Richard J. Harris

Adrian C. Kimberley

David Rocke

Duncan M. Scott

Inter-Ocean Holdings Ltd.

Adrian C. Kimberley

Duncan M. Scott

Richard J. Harris

Orla Gregory

Inter-Ocean Reinsurance Company Ltd.

Adrian C. Kimberley

Duncan M. Scott

Richard J. Harris

Paul J. O’Shea

Orla Gregory

Inter-Ocean Reinsurance (Ireland) Ltd.

Richard J. Harris

Orla Gregory

Kevin O’Connor

Kenmare Holdings Ltd.

Richard J. Harris

Paul J. O’Shea

Adrian C. Kimberley

Dominic F. Silvester

David Rocke

Nicholas A. Packer

Kinsale Brokers Limited

Philip Hernon

C. Paul Thomas

Alan Turner

Shaun Holden

Knapton Holdings Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Knapton Insurance Limited

Jeremy Riley

C. Paul Thomas

Alan Turner

Brian J. Walker

Theo Wilkes

Laguna Life Holdings Ltd.

Richard J. Harris

Adrian C. Kimberley

Paul J. O’Shea

David Rocke

Laguna Life Holdings SARL

Nicholas A. Packer

Laguna Life Limited

Orla Gregory

Nicholas A. Packer

Kieran Hayes

David Allen

Alastair Nicoll

Longmynd Insurance Company
Limited

Steven Western

C. Paul Thomas

Alan Turner

Theo Wilkes

Marlon Insurance Company Limited

C. Paul Thomas

Alan Turner

Steven Western

Theo Wilkes

Mercantile Indemnity Company Limited

C. Paul Thomas

Alan Turner

Brian J. Walker

Theo Wilkes

Nordic Run-Off Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

New Castle Reinsurance
Company Ltd.

Richard J. Harris

Adrian C. Kimberley

Paul J. O’Shea

David Rocke

Northshore Holdings Limited

Elizabeth DaSilva

Richard J. Harris

Adrian C. Kimberley

Oceania Holdings Ltd.

Richard J. Harris

Adrian C. Kimberley

David Rocke

Overseas Reinsurance
Corporation Limited

Adrian C. Kimberley

Paul J. O’Shea

Richard J. Harris

David Rocke

Pavonia Holdings (US), Inc.

Karl J. Wall

Thomas Nichols

Steven Given

Kieran Hayes

Paladin Managed Care Services, Inc.

Karl J. Wall

Thomas Nichols

Steven Given

Steven Norrington

Teresa Reali

PointSure Insurance Services, Inc.

Karl J. Wall

Thomas Nichols

Steven Given

Steven Norrington

Paget Holdings GmbH Limited

David Rocke

Elizabeth DaSilva

Duncan Scott

Adrian C. Kimberley

Providence Washington Insurance Company

Karl J. Wall

Joseph Follis

Donald Woellner

Steven Given

Thomas Nichols

Robert Redpath

Providence Washington Insurance Solutions, LLC

Karl J. Wall

Cheryl D. Davis

Steven Given

Thomas Nichols

PWAC Holdings, Inc.

Karl J. Wall

Cheryl D. Davis

Steven Given

Thomas Nichols

PW Acquisition Co.

Karl J. Wall

Donald Woellner

Steven Given

Thomas Nichols

Regis Agencies Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Revir Limited

Richard J. Harris

Elizabeth DaSilva

Adrian C. Kimberley

David Rocke

River Thames Insurance
Company Limited

Max Lewis

Steven Western

C. Paul Thomas

Alan Turner

Theo Wilkes

Rombalds Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Rosemont Reinsurance Ltd.

Paul J. O’Shea

Orla Gregory

Richard J. Harris

Adrian C. Kimberley

David Rocke

Royston Holdings Ltd.

Adrian C. Kimberley

Richard J. Harris

David Rocke

Duncan M. Scott

Royston Run-off Ltd.

C. Paul Thomas

Alan Turner

Theo Wilkes

Seaton Insurance Company

Karl J. Wall

Thomas Nichols

Joseph Follis

Andrea Giannetta

Teresa Reali

Steven Given

SGL No. 1 Ltd.

Richard J. Harris

Paul Carruthers

Gareth Nokes

SGL No. 2 Ltd.

Paul Carruthers

SGL No. 3 Ltd.

Richard J. Harris

SeaBright Insurance Company

Karl J. Wall

Steven Given

Thomas Nichols

Michael Sheehan

Robert Redpath

David Calandro

John A. Dore

Nicholas Godellas

Richard Seelinger

SeaBright Holdings, Inc.

Karl J. Wall

Steven Given

Thomas Nichols

Robert Redpath

Shelbourne Group Limited

Richard J. Harris

Philip Martin

Paul J. O’Shea

Nicholas A. Packer

Gareth Nokes

Shelbourne Syndicate Services
Limited

Norman Bernard

Paul Carruthers

Andrew Elliot

Ewen Gilmour

Richard J. Harris

Philip Martin

Paul J. O’Shea

Nicholas A. Packer

Darren S. Truman

Gareth Nokes

Shelly Bay Holdings Limited

Nicholas A. Packer

Richard J. Harris

Sandra O’Sullivan

Nicholas Hall

Simcoe Holdings Ltd.

Richard J. Harris

Adrian C. Kimberley

David Rocke

Elizabeth DaSilva

Sun Gulf Holdings, Inc.

Karl J. Wall

Cheryl D. Davis

Steven Given

Thomas Nichols

Sundown Holdings Limited

Adrian C. Kimberley

David Rocke

Richard J. Harris

Unionamerica Acquisition Company Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Unionamerica Holdings Limited

C. Paul Thomas

Alan Turner

Theo Wilkes

Unionamerica Insurance Company Limited

Jeremy Riley

C. Paul Thomas

Alan Turner

Paul Carruthers

Theo Wilkes

Unione Italiana (UK) Reinsurance Company Limited

Steven Western

C. Paul Thomas

Alan Turner

Theo Wilkes

Virginia Holdings Ltd.

Richard J. Harris

Adrian C. Kimberley

David Rocke

York Insurance Company

Karl J. Wall

Joseph Follis

Donald Woellner

Steven Given

Thomas Nichols

Robert Redpath

Subsidiary Director Nominees’ Biographies

Biographies for Dominic F. Silvester and Paul J. O’Shea are included above in “Corporate Governance — Board of Directors.” Biographies for Richard J. Harris and Nicholas A. Packer are included above in “Executive Officers.” Biographies for all other subsidiary director nominees are set forth below.

David Allen is a non-executive director of Laguna Life Limited and is currently a member of the Board of Directors of Altus Alpha plc. He was formerly Managing Director of Donnybrook Capital Partners Limited, a position he held from 2005 to 2008. Prior to that he was, from 1995 to 2004, Managing Director of Bankgesellschaft Berlin (Ireland) plc, a company within the Unicredit Banking Group.

David Atkins was appointed Chief Operating Officer of Enstar (EU) Limited in October 2010. From April 2007 to October 2010, he served as Head of Claims and Commutations and from 2003 to 2007 he served as Manager of Commutations. Prior to 2003, he served as Manager of Commutation Valuations for Equitas Management Services Limited in London from 2001 to 2003, and Analyst in the Reserving and Commutations Department from 1997 to 2001.

Thomas J. Balkan has served as Vice President, Secretary and Authorized House Counsel for Enstar (US) Inc. since April 2005 in St. Petersburg, Florida. He served in similar positions in the Florida office for International Solutions LLC from January 2002 until April 2005. He also currently serves as Corporate Secretary for Enstar Holdings (US) Inc. and its subsidiaries, and for Seaton Insurance Company. From November 1994 until December 2001 he served as Vice President, Secretary and Authorized House Counsel for various Bay West Group companies located in St. Petersburg, Florida. From October 1987 until September 1994 he worked as an associate in a law firm located in Piscataway, New Jersey.

Jay Banskota has served as the Vice President — Ceded Reinsurance of Enstar (US) Inc., since February 2006. He also served as a Director of Alpha Star (f/k/a Stirling Cooke Brown) from 2001 to August 2005 in New York, New York.

Kathleen Barker has been Chief Operating Officer of Clarendon National Insurance Company and its subsidiaries since July 2012. She had previously been Client Director for a number of run-off clients of Enstar (EU) Limited. Before joining Enstar (EU) Limited in 2009, she served as Finance Director for The Hartford Bermuda companies. She trained as a Chartered Accountant with PricewaterhouseCoopers. She is a fellow of the Institute of Chartered Accountants in England and Wales and an Associate in Reinsurance.

Ian Belcher is currently managing director of Cranmore Asia (Pte) Limited. He joined Cranmore (Asia) Limited in 2009 after running his own Asia-based reinsurance consultancy company since 2004. Prior to that he held positions as Director of GRM, the consultancy arm of CNA Europe, from 2002 to 2004; Chief Internal Auditor of ESG Re, a multinational reinsurer from 1999 to 2004 and Executive Vice President of Compre Administrators Limited from 1993 to 1999.

Norman Bernard joined the board of Shelbourne Syndicate Services Limited in April 2009 as a non-executive director. He is currently a director of First Consulting. He is mainly involved in the direction of assignments in financial services, covering market-based strategy, organizational structure and development, management processes, technology and operations. As a management consultant, he previously worked for Booz Allen Hamilton and McKinsey & Co. His positions include Chairman and Chief Executive Officer of Citicorp’s Lloyd’s Insurance broker, based in London, and also positions in Grindlays Merchant Bank and the National Westminster Bank.

Bruce Bollom is a non-executive director for Chubb Insurance Company of Australia Limited and Primacy Underwriting Agency Pty Limited and non-executive chairman for Macquarie Premium Funding Pty Ltd. He was the Chief Executive Officer of Willis Australia Limited until December 2005, and had been with Willis since 1979 holding various roles in finance and management, including a six-year secondment to London.

David Calandro has served as the Midwest Regional Claim Manager for SeaBright Insurance Company since May 2010. He has also served as Vice President of Hinz Claim Management, Inc., Chicago, Illinois, from January 2003 through April 2010. Prior to that appointment, he spent 19 years holding various positions from Claim Examiner to Home Office Associate WC Line Manager at Kemper Insurance Company in Long Grove, Illinois. He is a member of the Society of Chartered Property Casualty Underwriters (CPCU).

Paul Carruthers has served as the Chief Financial Officer at Shelbourne Syndicate Services Limited, a Lloyd’s Managing Agency, since August 2009, and originally joined Enstar (EU) Limited in early 2009. From April 2007 to December 2008, he was the Finance Director at RiverStone Managing Agency. From 1999 to 2002,

he worked for Royal and SunAlliance in a number of personal lines finance roles. He is a member of the Institute of Chartered Accountants in England and Wales.

John Cassin is a non-executive director of Harper Holdings SARL, and has been an independent consultant and director of various Luxembourg companies since retiring from a career in international banking in 2003. He was previously the Managing Director of the Prudential Bache International Bank, which he established in Luxembourg in 1984. He started his career in banking at the Marine Midland Bank in New York and held various senior management positions at the bank’s offices in New York, London and Paris.

Lothar Crofton has been a Portfolio Manager for Enstar since April 2012. Prior to this, he was a Senior Vice President at Endurance Specialty Holdings Ltd., specializing in the areas of asset allocation and risk management. From 2002 until 2006, he served as a Vice President in the Investment Team at XL Capital. From 1997 to 2002, he served as Manager of the Investment Department of the Bermuda Monetary Authority. For the last six years, he has been a committee member of the Bermuda Public Funds Investment Committee.

Phillip Cooper has been a Director of Cranmore Adjusters Limited since 1999. He served as a Reinsurance Consultant for Peter Blem Adjusters Limited from 1996 to 1999 and from 1990 to 1992, as well as serving as Director of Training during the former period for Peter Blem Management Services Limited. From 1992 to 1996, he served as head of the Technical Support Group for Syndicate Underwriting Management, and prior to 1990, he served as Assistant Reinsurance Manager.

Elizabeth DaSilva has been the Human Resources and Administration manager of Enstar Limited since 1996. From 1993 until 1996, she worked as a reinsurance accountant for Powerscourt Group Ltd.

Cheryl D. Davis has served as the Chief Financial Officer of Enstar USA, Inc. since January 2007. She was Chief Financial Officer and Secretary of The Enstar Group, Inc. from April 1991 through the Merger in January 2007 and was Vice President of Corporate Taxes of The Enstar Group, Inc. from 1989. She had been employed with The Enstar Group, Inc. since April 1988. Prior to joining The Enstar Group, Inc., she was a Senior Manager with KPMG Peat Marwick.

Ludovic de Belleval is a Deputy General Manager of the Credit Products Division within the Global Markets Group of Shinsei Bank. He has been involved in insurance and alternative investments since he joined the Bank in 2004. He previously worked in the M&A advisory groups of international investment banks in London and Paris, focusing on insurance and banking.

Robert V. Deutsch is a non-executive director of Enstar Holdings (US) Inc., and is a partner at GCP Capital Partners LLC, where he focuses on insurance-related investments. He was the founding Chief Executive Officer of a Bermuda-based specialty insurer, Ironshore Inc., and prior to that he served for five years as Chief Financial Officer of CNA Financial Corporation. Between 1987 and 1999 he was CFO and Chief Actuary, as well as President, of the two operating companies at Executive Risk Inc., a specialist insurer focusing on professional and management liability business. He also serves on the board of Beazley Furlonge Ltd., the Lloyd’s managing agency that forms part of Beazley plc, as a non-executive director.

John A. Dore has been in the property and casualty industry since 1974, when he began his underwriting career with Crum & Forster. In 1983, he was one of the founding members of Chicago Underwriting Group, which served as an underwriting manager for Old Republic Insurance Company. From 1987 to 1990, he served as President of Virginia Surety Company, Inc. and Dearborn Insurance Company (two Aon companies). In 1990, he joined a mid-sized public reinsurer, which was taken private by management and eventually sold to a large insurance holding company. From 2000 to 2002, he served as President and CEO of American Country Holdings, Inc., a NASDAQ listed insurance holding company. He started Sheridan Ridge Advisers LLC in 2003, and has been employed there since that time. He is a certified ARIAS-US arbitrator, mediator and umpire. He also serves as an expert witness and consultant in insurance and reinsurance matters. He has a BA from Yale University, an MBA from the Kellogg Graduate School of Business at Northwestern University and a Certificate of Mediation from DePaul University College of Law.

Andrew Elliot has served as Underwriter and a Director of Shelbourne Group Limited since October 2007. He was Active Underwriter of Liberty Syndicate 282 between 1994 and 2006 and Managing Underwriter of

Liberty Syndicates between 2005 and 2006. He has previously held underwriting roles at Wellington, KPH and Marchant & Eliot Group. During his tenure as a Lloyd’s Underwriter, he was a member of various Lloyd’s Committees including the LMA Board, Lloyd’s Authorizations Committee and the Joint Excess of Loss Committee. He is a Chartered Insurer.

David Ellis joined Cranmore Adjusters Limited as a Reinsurance Consultant in 2000 and has been a director since 2007. He served as a Reinsurance Consultant for Compre Administrators Limited from 1999 to 2000 and for Ward & Associates Limited from 1993 to 1999.

Joseph Follis has more than 26 years of experience in the property & casualty claims arena. Since February 2006, he has served as Senior Vice President of Enstar (US) Inc., in Warwick, Rhode Island. Prior to that, and since October 1999, he served as Vice President of Claims for Highlands Insurance Company in Trenton, New Jersey. From July 1995 through October 1999, he served as Vice President of Environmental Claims for Envision Claims Management in Morristown, New Jersey. He began his insurance career with Continental Insurance Company in Cranbury, New Jersey, where he worked from May 1982 through July 1995. He held several positions while at Continental Insurance Company, and at the time of his departure was the Assistant Vice President of Environmental Claims.

Andrea Giannetta has served as Vice President of Enstar (US) Inc. since April 2007. She has also served as Senior Vice President and Director of Capital Assurance Company since August 2008. She further has served as Vice President and Director of Constellation Reinsurance Company Limited since January 2009. From 2003 until April 2007, she served as Assistant Vice President for RiverStone Claims Management in Manchester, New Hampshire.

Ewen Gilmour joined Shelbourne Syndicate Services as a non-executive director in October 2009 and was appointed as an executive director and Chief Executive Officer in 2011. He is also a non-executive director of a number of other Lloyd’s based companies, including Antares Underwriting Services, Hampden Agencies, and Xchanging Insurance Services Group. In addition, he serves on the Council of Lloyd’s and was Deputy Chairman of Lloyd’s from 2006 to 2010. He is a Chartered Accountant and was Chief Executive of Chaucer Holdings plc until retirement in December 2009. Formerly a corporate financier with Charterhouse Bank, he moved to the Lloyd’s market in 1993 to help facilitate the introduction of corporate capital.

Steven Given is currently Chief Operating Officer of Enstar (US) Inc. Prior to his move to the U.S. he was Chief Executive Officer of Enstar Australia Limited from January 2009 to August 2011. Between June 2008 and January 2009, he was Chief Operating Officer of Enstar Australia Limited. Prior to his move to Australia, he was Senior Vice President of Enstar (US) Inc. between July 2007 and June 2008, and led the Group Commutations Team at Enstar (EU) Limited from June 2001 to June 2007. He was previously Chief Financial Officer of IAM (Bermuda) Limited from 1997 to 2001, and Financial Controller of LaSalle Re Limited in Bermuda from 1993 to 1997. Before 1993, he was employed as a senior auditor for KPMG Peat Marwick in Bermuda and for Pannell Kerr Forster in Dublin. He is a Fellow of the Institute of Chartered Accountants in Ireland and holds an MBA from the Edinburgh Business School.

Nicholas Godellas has been Director of Managed Care of Paladin Managed Care Service since January 2010. He has also served as Director of Managed Care of SeaBright Insurance Company from 2005 to 2010. From 2003 to 2005, he further served as Product Director of First Health from 2003 to 2005, and from 1986 to 2003 he served in various capacities for Kemper Insurance Companies.

James Grajewski has served as Senior Vice-President of Capital Assurance Company and Capital Assurance Services, Inc. since August 2008. He has served as Executive Vice President of Enstar (US) Inc. since January 2007. He also served as Executive Vice President of International Solutions, LLC in Florida from April 2000 to December 2006. From January 1992 until March 2000, he served as Reinsurance Manager for Royal SunAlliance Insurance Company in North Carolina.

Orla Gregory is currently Senior Vice President of Mergers and Acquisitions of Enstar Limited and has been with the Company since 2003. She worked as Financial Controller of Irish European Reinsurance Company Ltd. in Ireland from 2001 to 2003. She worked in Bermuda from 1999 to 2001 for Ernst & Young as an Invest-

ment Accountant. Prior to this, she worked for QBE Insurance & Reinsurance (Europe) Limited in Ireland from 1993 to 1998 as a Financial Accountant.

David Grisley is currently our Group Chief Information Officer, and has been with Enstar since 1996. From 1993 until 1996, he served as IT Manager for Powerscourt Group Limited in Bermuda. Prior to 1993, he was the IT Manager for Anchor Underwriting Managers in Bermuda from 1988 and a senior IT consultant for the Bermuda office of Coopers & Lybrand from 1984 to 1987.

David Hackett has been the Financial Director of Enstar (EU) Limited since 1996. He also served as Vice President of Enstar Limited from 1993 to 1996. From 1991 until 1993, he served as Vice President for Anchor Underwriting Managers Limited in Bermuda. He was Senior Vice President for International Risk Management Limited in Bermuda from 1979 to 1991 and a senior auditor in the Montreal office of Thorne Riddell from 1973 to 1979.

Nicholas Hall was appointed a director of Enstar Australia Limited effective February 2009. In addition to his role as a Director, he has served as Direct Claims and Ceded Reinsurance Manager of Enstar Australia Limited since his appointment in March 2008. He served as Senior Auditor of Cranmore Adjusters Limited from March 2003 to March 2008 in London and Sydney. From March 1997 until March 2003, he served in various roles for Gordian Runoff Limited and Cobalt Solutions Services Ltd. in London and Sydney.

Michael H.P. Handler is a non-executive director of Harper Insurance Limited and is the Chairman and Managing Director of Guy Carpenter Continental Europe and a member of the Guy Carpenter International Management Board. He has been on the Board of Directors of Russian Reinsurance Company since 1997 and served as its Non-Executive Chairman since 2003. He began his career with Guy Carpenter in 1974, working in both New York and briefly in Copenhagen until his transfer to Zurich in 1996.

Kieran J. Hayes has served as Director and Chief Executive Officer of Laguna Life Limited since March 2011. Prior to that, from June 2004 to March 2011, he held a number of senior management roles with Citigroup, most recently as Managing Director of Citigroup’s life insurance business. From January 1998 to December 2002, he worked at Old Republic Insurance in Chicago, Illinois as senior Vice President of Operations and prior to that was with Great West Life Insurance Company, also in Chicago.

Philip Hernon has been the Managing Director of Kinsale Brokers Limited since its formation in 2003. Prior to that position, he held various senior positions within three of Lloyd’s brokers. In 1995, he was a founding Director of Helix U.K. Ltd.

Mats Höglund joined the board of Forsakringsaktiebologet Assuransinvest MF in 2010. He is also a member of a number of other insurance company boards including Chairman of Bliwa Nonlife and Vice Chairman of Bliwa Life Insurance. From 1972 to 2005, he held senior positions within the Trygg-Hansa Group in Sweden.

Shaun Holden has been a Director of Enstar (EU) Limited since August 2012. He has served as Financial Controller of Enstar (EU) Limited since 2004. From 1995 until 2004, he served as an Audit Manager for Menzies Chartered Accountants.

Andreas K. Iselin joined the board of Harper Insurance Limited in November 2009. Since 2008, he has worked as an independent management consultant providing services to the insurance industry. From 1998 to 2007 he was the Chief Reinsurance Executive of the Helvetia Insurance Group in St. Gallen, Switzerland. Prior to this, he held senior positions with both Winterthur Insurance Group and Swiss Re Group.

Mark A. Kern has served as the Senior Reinsurance Analyst at Enstar (US) Inc. since 2003 and has been based out of Florida and New York.

Adrian C. Kimberley has been with the Company since 2000 and is currently its Chief Accounting Officer. From 1995 until 1999, he served as Senior Account Manager for Powerscourt Management Limited in Bermuda. He was the Controller for Techware Systems Corporation in Vancouver, B.C., Canada from 1992 to 1995 and a senior auditor in the Vancouver office of KPMG Peat Marwick from 1986 to 1992.

Max Lewis is currently an independent consultant who has been a non-executive director of River Thames Insurance Company since 2002 and Brampton Insurance Company since 2006. He is also a non-executive direc-

tor of Motors Insurance Company U.K. He worked in various senior executive positions at Marsh & McLennan Companies (formerly Sedgwick Group) from 1979 to 2001 and in December 2006 retired as chairman of the Medisure Group of Companies.

Michael Lynagh joined the board of Enstar (EU) Limited in March 2012. Since 1998, he has held various senior positions in investment companies based in the United Kingdom. During this time, he has also gained extensive media experience including being employed by BSKYB as a rugby commentator since 1998. He played international rugby for Australia from 1983 to 1995, holding the position of captain from 1992 to 1995, and was part of the Australia Rugby World Cup winning team in 1991.

Philip Martin is the Chief Operating Officer of Shelbourne Syndicate Services Limited, having assumed this position in August 2009. He has served as a Director of Shelbourne Group Limited since 2008. He served as an Executive Director of Goldman Sachs International from 2007 to 2008 in London. From 1996 until 2007, he served as Managing Director for Guy Carpenter & Co. Ltd. in London.

Goh Mei Xuan Michelle has been a Relationship Manager of Rikvin Pte Ltd. since August 2010. She currently holds directorship positions in several companies in Singapore. She was previously connected with Drew & Napier LLC as a Secretary.

Alastair Nicoll is a non-executive director of Laguna Life Limited. He is currently the Chief Operating Officer of Aon Global Risk Consulting in Ireland, a position he has held since 2005. From 1996 to 2005, he held risk consulting roles with Aon in the United Kingdom, working mainly with European clients. Prior to that, he worked in captive management with Aon Bermuda from 1986 to 1995. He is responsible for the risk consulting business in Ireland and currently serves on several client boards.

Thomas Nichols has been Chief Financial Officer of Enstar Holdings (US) Inc. and its subsidiaries since July 2012. He had previously been Client Director for a number of run-off clients of Enstar (EU) Limited. Before joining Enstar (EU) Limited in 2003, he served as a manager in the insurance division of PricewaterhouseCoopers from 1999 to 2003. He is a member of the Institute of Chartered Accountants for England and Wales.

Gareth Nokes has been with the Company since 2006 and is currently Senior Vice President Finance. From January 2006 to July 2012, he held the position of Chief Financial Officer for our UK Group. From March 2005 to January 2006, he worked as Group Manager within the Integrated Business Solutions team of Deloitte & Touche’s Cambridge, UK office. From 2001 to 2005, he worked within the insurance division of Deloitte & Touche’s Bermuda office. He is a fellow of the Association of Certified Chartered Accountants.

Steven Norrington is based in the U.S. and is the Chief Executive Officer of the Cranmore Group of Companies and the President of Cranmore (US) Inc. Prior to this promotion, he was the Managing Director of Cranmore Adjusters Limited from 1999 to December 2009. From 1993 to 1999, he served as a Reinsurance Consultant and Director of Peter Blem Adjusters Limited. From 1991 to 1993, he served as a Reinsurance Auditor for Insurance & Reinsurance Services Ltd., formerly the audit team of Walton Insurance Ltd. for whom he served from 1990. Prior to 1990, he worked for the Liquidator of Mentor Insurance Ltd. from 1988 to 1990 and for Alexander Howden Group in various roles from 1983 to 1988.

Kevin O’Connor has been the General Manager of Inter-Ocean Reinsurance (Ireland) Ltd. since April 2006. He has been a Senior Partner in O’Connor, Crossan & Co., a chartered certified accountancy practice in Ireland, since 2005. He worked previously as a sole practitioner from 1995 to 2004. In 1994, he worked as Assistant Financial Controller at Belvedere Insurance Company Ltd. in Bermuda. From 1978 to 1993, he worked in practice for a number of audit and accountancy firms in Ireland.

Sandra O’Sullivan is the Chief Executive Officer of Enstar Australia Limited. She has also served as its Chief Financial Officer since March 2008. Between 2001 and March 2008, she was employed by AMP Limited in the capacity of Manager of Statutory and Management Reporting, Finance Executive and Finance Manager. Prior to her employment with AMP Limited, she was employed by GIO Australia Ltd. in several finance roles in insurance and investment services.

Gary Potts is a non-executive director of several of the Company’s Australian subsidiaries and was appointed as a part-time Commissioner (Australia) for three years in April 2006. Prior to his appointment, he had been an Associate Commissioner since 2002. Prior to 2002, he was an Executive Director and Deputy Secretary in the Treasury in Australia for ten years with responsibility for domestic economic forecasting, monetary and fiscal policy issues and policy development as it related to the financial sector, corporations law, the Trade Practices Act and foreign investment. In earlier years he held senior positions in the areas of tax policy and international economic policy. He was the Treasury representative in Tokyo for three years from 1984.

Teresa Reali has worked as a Senior Accountant for Enstar (US) Inc. in Rhode Island since March 2006. From July 2005 to March 2006, she was a Senior Accountant with FirstComp Insurance Company in Rhode Island. From 1995 to 2005, she worked for Providence Washington Insurance Company in Rhode Island. Her last position with Providence Washington was Senior Accountant.

Robert Redpath has served as the General Counsel of Clarendon National Insurance Company and subsidiaries since April 2006. From January 2002 until April 2006, he was Vice President in charge of litigation at Clarendon. From 1996 until 2002, he worked for Hannover Re in Hannover, Germany in the legal and claims departments. Prior to that, he worked for 4 years at the London law firm of Lawrence Graham specializing in insurance litigation. he has an LLB from University College, London, an LLM from the University of Mainz, Germany and a Diploma in Business Studies from the London School of Economics. He is licensed as an attorney (solicitor) both in England and in the State of New York. He is also an ARIAS certified arbitrator.

Derek Reid has been the Legal Director of Enstar (EU) Limited since January 2004. Previously, he was a partner in the insurance/reinsurance group at Clyde & Co in England handling a mixture of contentious and non-contentious insurance/reinsurance run-off work. He qualified as a solicitor in 1991 and joined Clyde & Co in 1994.

Jeremy Riley is an independent non-executive director of Knapton Insurance Limited and Unionamerica Insurance Company Limited, having been appointed in May 2010. He has held a number of roles in the global Insurance markets, working at a strategic and senior executive level. Most recently, he was the Regional CEO of a multinational insurance company and has worked as an advisor to a number of private equity firms.

Raymond Rizzi has served as Vice President of Enstar (US) Inc. since April 2006, and had also served as Vice President of the Stonewall Insurance Company from April 2006 through April 2010. He also served as Regional Manager, Assistant Vice President, and Vice President of Highlands Insurance Company from January 2000 to April 2006 in Lawrenceville, New Jersey. From 1996 until 1999, he served as Vice President for Envision Claims Management in Morristown, New Jersey. From 1989 until 1996, he served as Home Office Account Manager and Home Office Account Executive for Travelers Insurance Company in Hartford, Connecticut.

David Rocke is currently a director and Executive Vice President of Enstar Limited. From 2002 to 2006, he served as a director of Enstar (EU) Limited and of the Company’s U.K. insurance subsidiaries and has been a senior officer with the Company since 1996. Immediately prior to joining the Company in 1996, he held the position of Insolvency Manager at Deloitte & Touche in Bermuda, having previously been a senior auditor with that firm.

Richard C. Ryan has been the Controller and Treasurer of Enstar (US) Inc. since April 2005. He served as Controller of International Solutions LLC from 1999 to 2005 in Florida. He was Field Controller of AIG Domestic Life Companies from 1995 to 1999 in Delaware. He was a Manager & Auditor for American Centennial Insurance Company from 1983 to 1995 in New Jersey.

Duncan M. Scott has been a Vice President of Run-Off and Insolvency Operations of the Company since 2001. From 1995 until 2000, he served as Controller & General Manager of Stockholm Re (Bermuda) Ltd. From 1993 to 1994, he served as AVP Reinsurance of Stockholm Re (Bermuda) Ltd. He was a senior auditor in the Bermuda office of Ernst & Young from 1990 to 1992 and in the Newcastle, U.K. office of KPMG from 1986 to 1989.

Richard Seelinger has served as Senior Vice President of SeaBright Insurance Company since October 2003. Mr. Seelinger has also served as Chief Executive Officer of Paladin Managed Care Services, a wholly owned subsidiary of SeaBright Insurance Holdings, from 2007 to 2010. He had previously been Senior Vice President of Eagle Insurance Company from 2000 to 2003 and Worker’s Compensation Claim Officer of Kemper

Insurance Company from 1994-1999. Prior to 1999, he held a variety of management positions at Kemper Insurance Company, including Director of Corporate Planning and Research.

Michael Sheehan joined Clarendon Insurance Group in September 2002 as a Vice President of program business. Since 2006, he has been a Senior Vice President of program business at Clarendon. From 2000 to 2002, he worked for Realm National Insurance Company as a Senior Vice President. From 1994 to 2000, he worked as Claims Manager for an underwriting agency in Bermuda, and from 1988 to 1994, he worked for various syndicates at Lloyd’s in the claims and reinsurance areas.

Jann Skinner has served as a director of Gordian Runoff Limited, TGI Australia Limited, Church Bay Limited and Enstar Australia Holdings Pty Limited since November 2008. She also served as a Partner of PricewaterhouseCoopers from July 1987 until June 2004 in Sydney. From 1975 to 1987, she worked in the audit division of PricewaterhouseCoopers (formerly Coopers & Lybrand) in both their Sydney and London offices.

C. Paul Thomas has been with the Company since 2001 and is currently the Chief Financial Officer of our UK Group. From 2001 to 2012, he held the position of client director for a number of run-off clients of Enstar (EU) Limited and was appointed a director of Enstar (EU) Limited in 2006. Prior to joining the Company, he was the Finance Director of Wasa International UK, a London Market insurance company for several years, having previously held senior financial positions within Friends Provident Group, NM Financial Management and Schroder Life. He is a fellow of the Chartered Association of Certified Accountants.

Roger Thompson joined Enstar Limited in July 2009 as Chief Investment Officer. From 2002 to 2008, he served as Senior Vice President, Treasurer and Chief Investment Officer of AXIS Capital Holdings Limited. He worked for various Zurich Financial Services subsidiaries in Bermuda from 1994 to 2002 where he ultimately served as President, Chief Financial and Administrative Officer of Zurich Investment Services Limited. He is a Chartered Accountant and Chartered Financial Analyst.

Darren S. Truman has served as Claims and Reinsurance Director of Shelbourne Syndicate Services since September 2009, and has been a Senior Technical Manager of the Company since April 2004. He also served as a Technical Manager for Gerling Global General and Re in London from July 2003 to March 2004. From September 1994 to June 2003, he held a number of positions within RiverStone Management in London, the last four years as a Workout Specialist. From September 1987 to September 1994, He held a number of positions within Thurgood Farmer and Hackett in London, the last two years as Section Head for LMX Broking.

Alan Turner has served as Chief Executive Officer of Enstar (EU) Limited since April 2006 and is a director of a number of the Company’s U.K. subsidiaries. Prior to this, he was responsible for the general management of several of the Company’s U.K. reinsurance company subsidiaries. From 1989 to 2000, he was employed by Deloitte & Touche in the U.K. and then Bermuda, specializing in audit and insolvency work. He obtained a U.K. Chartered Accountant designation in 1992 and also has a BA (Hons) Business Studies degree qualification.

Dr. Florian von Meiss is a non-executive director of Harper Insurance Limited. He opened a law firm in 1980 under the name of Thurnherr von Meiss and Partners in Zurich. He continues to practice primarily in corporate matters and concentrates on the consumer industry. He holds law degrees from both the University of Zurich and the Columbia School of Law.

Brian J. Walker joined Enstar (EU) Limited in 2003 and is currently client director for a number of run-off clients of Enstar (EU) Limited. From 2000 until 2003, he served as Group Finance Director of British-American (UK) Ltd. Prior to 2000, he was a Senior Audit Manager with Ernst & Young, Bermuda.

Karl J. Wall is the President and Chief Executive Officer of Enstar (US) Inc. since 2005. He served as Chief Executive Officer and Operating Manager of International Solutions LLC from 1993 to 2005. He was Chief Operating Officer for Facility Insurance Corporation from 1997 until 2000. He was Vice President at American Centennial Insurance Company from 1986 to 1993.

Stefan Wehrenberg is a non-executive director of Harper Insurance Limited and a partner of BLUM Attorneys at Law since January 2005 and was previously a senior associate with two Zurich law firms. He continues to practice primarily in administrative law and international criminal law. He holds a law degree from the University of Zurich.

Steven Western joined Enstar (EU) Limited in 2007 and is currently client director for a number of run-off clients of Enstar (EU) Limited. Between 1995 and 2007, he held various positions within the Company including Chief Operating Officer of Castlewood Risk Management Ltd from 1995 to 2003 and Director of Finance and Administration of Kinsale Brokers Limited between 2004 and 2007. Prior to 1995, he was Vice President of International Risk Management (Bermuda) Limited. He is a member of the Institute of Chartered Accountants in England & Wales.

Theo Wilkes is Head of UK Finance at Enstar (EU) Limited. He joined Enstar in March 2010 having worked from 2004 to 2010 at Catalina Services UK (formerly Alea Services UK) as Group Financial Controller. From 1998 to 2004, he was employed by Littlejohn Frazer specializing in financial services audit and related work. He is an Associate of the Institute of Chartered Accountants in England and Wales and also has a BA (Hons) English and an MA in Management Systems from the University of Hull.

Donald Woellner has served as Senior Vice President of Enstar (US) Inc. since August 2010. He is located in the East Providence, Rhode Island office. He also serves as Senior Vice President & Chief Financial Officer of several insurance companies acquired in 2010. Prior to joining Enstar (US) Inc., he served as Senior Vice President and Treasurer of the Providence Washington Insurance Companies from 2005 to 2010.

Mark Wood joined Cranmore Adjusters Limited in 1999 as an Associate Director and has been a director since 2002. He served as a Reinsurance Consultant for Peter Blem Adjusters Limited from 1998 to 1999 and for Rodney-Smith & Partners Limited (which ultimately became Whittington Insurance Consultants Limited) from 1989 to 1998. Between 1983 and 1989, he worked in the claims and reinsurance teams for the A.A. Cassidy and D.W. Graves Syndicates at Lloyd’s, Greig Fester Limited and Finnish Industrial & General Insurance Company Limited.

Yoshinori Yokoo holds the position of General Manager in Financial Institutions Business Sub-Group with Shinsei Bank. He has been with Shinsei Bank since 2005.

OTHER GOVERNANCE MATTERS

Shareholder Proposals for the 2014 Annual General Meeting

Shareholder proposals intended for inclusion in the proxy statement for the 2014 annual general meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act should be sent to our Corporate Secretary at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda and must be received by November 27, 2013 and otherwise comply with the requirements of Rule 14a-8 in order to be considered for inclusion in the 2014 proxy materials. If the date of next year’s annual general meeting is moved more than 30 days before or after the anniversary date of this year’s annual general meeting, the deadline for inclusion of proposals in our proxy materials is instead a reasonable time before we begin to print and mail our proxy materials. If the November 27, 2013 deadline is missed, a shareholder proposal may still be submitted for consideration at the 2014 annual general meeting of shareholders if it is received no later than February 10, 2014, although it will not be included in the proxy statement. If a shareholder’s proposal is not timely received, then the proxies designated by our Board for the 2014 annual general meeting of shareholders may vote in their discretion on any such proposal the ordinary shares for which they have been appointed proxies without mention of such matter in the proxy materials for such meeting.

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice and, if applicable, the proxy materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to you if you request them by calling or writing to Investor Relations at Enstar Group Limited, P.O. Box HM 2267, Windsor Place, 3rd Floor, 22 Queen Street, Hamilton, HM JX, Bermuda (Telephone: (441) 292-3645). If you want to receive separate copies of the Notice and, if applicable, the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or phone number.

Other Matters

We know of no specific matter to be brought before the meeting that is not referred to in this proxy statement. If any other matter properly comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote the proxies in accordance with their best judgment on such matter.

WE WILL FURNISH, WITHOUT CHARGE TO ANY SHAREHOLDER, A COPY OF ANY EXHIBIT TO OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2012 UPON WRITTEN REQUEST TO INVESTOR RELATIONS, C/O ENSTAR GROUP LIMITED, P.O. BOX HM 2267, WINDSOR PLACE, 3RD FLOOR, 22 QUEEN STREET, HAMILTON, HM JX, BERMUDA.

ENSTAR GROUP LIMITED P.O. BOX HM 2267 WINDSOR PLACE, 3RD FLOOR 22 QUEEN STREET, HAMILTON HM JX BERMUDA

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. If you plan to vote for subsidiary directors on an individual basis under Proposal No. 4, you can do so only via internet or mail by following the instructions on this proxy card.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote for subsidiary directors on an individual basis under Proposal No. 4, you must include the proxy card in the return envelope with the director booklet.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M55200-P37559 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENSTAR GROUP LIMITED
The Board of Directors recommends you vote FOR
the nominees for director:
1.	Election of Directors		For	Against	Abstain
	Robert J. Campbell		☐	☐	☐
	Paul J. O’Shea		☐	☐	☐
	Sumit Rajpal		☐	☐	☐
The Board of Directors recommends you vote FOR Proposals No. 2 and 3.								For	Against	Abstain
2.	Advisory vote to approve executive compensation.							☐	☐	☐
3.

To ratify the appointment of KPMG Audit Limited as our independent registered public accounting firm for 2013 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

								☐	☐	☐
The Board of Directors recommends you vote FOR each of the subsidiary director nominees listed in Proposal No. 4.
4.	Election of subsidiary directors as set forth in Proposal No. 4.							☐	☐	☐
Please refer to the back of the card for special voting instructions regarding proposal No. 4.
In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Annual Report and Proxy Statement are available at www.proxyvote.com.

M55201-P37559

ENSTAR GROUP LIMITED

Annual General Meeting of Shareholders

May 8, 2013

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Dominic F. Silvester and Richard J. Harris, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of ENSTAR GROUP LIMITED that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 8:30 AM, ADT on May 8, 2013 at the Tucker’s Point Hotel, 60 Tucker’s Point Drive, Hamilton Parish, Bermuda and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Special Voting Instructions Regarding Proposal No. 4:

You may vote FOR the election of all subsidiary director nominees, AGAINST the election of all subsidiary director nominees, or ABSTAIN from the election of all subsidiary director nominees by selecting the appropriate box next to Proposal No. 4.

Alternatively, you may vote FOR, AGAINST, or ABSTAIN from the election of each subsidiary director nominee on an individual basis either on the accompanying sheets by selecting the boxes next to each nominee’s name and submitting your vote by mail or on the Internet by following the instructions on the Internet voting page to vote on such an individual basis. If you mark any of the boxes next to Proposal No. 4 indicating a vote with respect to all subsidiary director nominees and also mark any of the boxes on the accompanying sheets indicating a vote with respect to a particular subsidiary director nominee, then your specific vote on the accompanying sheets will be counted and your vote on the other subsidiary director nominees will be governed by your vote on the reverse side.

Continued and to be signed on reverse side

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

May 8, 2013

4-1	AG AUSTRALIA HOLDINGS LIMITED
	Nominees:	For	Against	Abstain
1.	Richard J. Harris	☐	☐	☐
2.	Nicholas A. Packer	☐	☐	☐
3.	Steven Given	☐	☐	☐
4.	Sandra O’Sullivan	☐	☐	☐
5.	Nicholas Hall	☐	☐	☐
4-2	BANTRY HOLDINGS LTD.
Nominees:
6.	Adrian C. Kimberley	☐	☐	☐
7.	Duncan M. Scott	☐	☐	☐
8.	David Rocke	☐	☐	☐
4-3	B.H. ACQUISITION LIMITED
Nominees:
9.	Richard J. Harris	☐	☐	☐
10.	Paul J. O’Shea	☐	☐	☐
11.	David Rocke	☐	☐	☐
12.	Adrian C. Kimberley	☐	☐	☐
4-4	BLACKROCK HOLDINGS LTD.
Nominees:
13.	Adrian C. Kimberley	☐	☐	☐
14.	Duncan M. Scott	☐	☐	☐
15.	David Rocke	☐	☐	☐
4-5	BOSWORTH RUN-OFF LIMITED
Nominees:
16.	Alan Turner	☐	☐	☐
17.	Ludovic de Belleval	☐	☐	☐
18.	C. Paul Thomas	☐	☐	☐
19.	Brian J. Walker	☐	☐	☐
20.	Theo Wilkes	☐	☐	☐
4-6	BRAMPTON INSURANCE COMPANY LIMITED
Nominees:
21.	Max Lewis	☐	☐	☐
22.	C. Paul Thomas	☐	☐	☐
23.	Alan Turner	☐	☐	☐
24.	Steven Western	☐	☐	☐
25.	Theo Wilkes	☐	☐	☐
4-7	BRITTANY INSURANCE COMPANY LTD.
Nominees:
26.	Paul J. O’Shea	☐	☐	☐
27.	Richard J. Harris	☐	☐	☐
28.	Adrian C. Kimberley	☐	☐	☐
29.	David Rocke	☐	☐	☐
30.	Duncan M. Scott	☐	☐	☐

4-8	CAPITAL ASSURANCE COMPANY INC.
	Nominees:	For	Against	Abstain
31.	Karl J. Wall	☐	☐	☐
32.	Andrea Giannetta	☐	☐	☐
33.	James Grajewski	☐	☐	☐
34.	Steven Given	☐	☐	☐
35.	Thomas Nichols	☐	☐	☐
4-9	CAPITAL ASSURANCE SERVICES INC.
Nominees:
36.	Karl J. Wall	☐	☐	☐
37.	Andrea Giannetta	☐	☐	☐
38.	James Grajewski	☐	☐	☐
39.	Steven Given	☐	☐	☐
40.	Thomas Nichols	☐	☐	☐
4-10	CASTLEWOOD LIMITED
Nominees:
41.	Adrian C. Kimberley	☐	☐	☐
42.	Duncan M. Scott	☐	☐	☐
43.	Elizabeth DaSilva	☐	☐	☐
4-11	CAVELL HOLDINGS LIMITED
Nominees:
44.	C. Paul Thomas	☐	☐	☐
45.	Alan Turner	☐	☐	☐
46.	Theo Wilkes	☐	☐	☐
4-12	CAVELL INSURANCE COMPANY LIMITED
Nominees:
47.	Steven Western	☐	☐	☐
48.	C. Paul Thomas	☐	☐	☐
49.	Alan Turner	☐	☐	☐
50.	Theo Wilkes	☐	☐	☐
4-13	CHATSWORTH LIMITED
Nominees:
51.	Richard J. Harris	☐	☐	☐
52.	Adrian C. Kimberley	☐	☐	☐
53.	David Rocke	☐	☐	☐
54.	Elizabeth DaSilva	☐	☐	☐
55.	Orla Gregory	☐	☐	☐

4-14	CLAREMONT LIABILITY INSURANCE COMPANY
	Nominees:	For	Against	Abstain
56.	Karl J. Wall	☐	☐	☐
57.	Joseph Follis	☐	☐	☐
58.	Andrea Giannetta	☐	☐	☐
59.	Steven Given	☐	☐	☐
60.	Donald Woellner	☐	☐	☐
61.	James Grajewski	☐	☐	☐
62.	Thomas Nichols	☐	☐	☐
4-15	CLARENDON AMERICA INSURANCE COMPANY
Nominees:
63.	Karl J. Wall	☐	☐	☐
64.	Joseph Follis	☐	☐	☐
65.	Steven Given	☐	☐	☐
66.	Thomas Nichols	☐	☐	☐
67.	Robert Redpath	☐	☐	☐
68.	Michael Sheehan	☐	☐	☐
69.	Kathleen Barker	☐	☐	☐
4-16	CLARENDON HOLDINGS, INC.
Nominees:
70.	Karl J. Wall	☐	☐	☐
71.	Cheryl D. Davis	☐	☐	☐
72.	Steven Given	☐	☐	☐
73.	Thomas Nichols	☐	☐	☐
4-17	CLARENDON NATIONAL INSURANCE COMPANY
Nominees:
74.	Karl J. Wall	☐	☐	☐
75.	Joseph Follis	☐	☐	☐
76.	Steven Given	☐	☐	☐
77.	Thomas Nichols	☐	☐	☐
78.	Robert Redpath	☐	☐	☐
79.	Michael Sheehan	☐	☐	☐
80.	Kathleen Barker	☐	☐	☐
4-18	CLIC HOLDINGS, INC.
Nominees:
81.	Karl J. Wall	☐	☐	☐
82.	Cheryl D. Davis	☐	☐	☐
83.	Steven Given	☐	☐	☐
84.	Thomas Nichols	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

May 8, 2013

4-19	COMOX HOLDINGS LTD.
	Nominees:	For	Against	Abstain
85.	Ludovic de Belleval	☐	☐	☐
86.	Richard J. Harris	☐	☐	☐
87.	Adrian C. Kimberley	☐	☐	☐
88.	David Rocke	☐	☐	☐
89.	Yoshinori Yokoo	☐	☐	☐
4-20	COMPAGNIE EUROPEENNE D’ASSURANCES INDUSTRIELLES S.A.
Nominees:
90.	Nicholas A. Packer	☐	☐	☐
91.	C. Paul Thomas	☐	☐	☐
92.	Alan Turner	☐	☐	☐
4-21	CONSTELLATION REINSURANCE COMPANY
Nominees:
93.	Karl J. Wall	☐	☐	☐
94.	Thomas J. Balkan	☐	☐	☐
95.	Joseph Follis	☐	☐	☐
96.	Andrea Giannetta	☐	☐	☐
97.	Mark A. Kern	☐	☐	☐
98.	Raymond Rizzi	☐	☐	☐
99.	Teresa Reali	☐	☐	☐
100.	James Grajewski	☐	☐	☐
101.	Jay Banskota	☐	☐	☐
102.	Richard C. Ryan	☐	☐	☐
103.	Thomas Nichols	☐	☐	☐
104.	Steven Given	☐	☐	☐
105.	Kathleen Barker	☐	☐	☐
4-22	THE COPENHAGEN REINSURANCE COMPANY
Nominees:
106.	C. Paul Thomas	☐	☐	☐
107.	Alan Turner	☐	☐	☐
108.	Theo Wilkes	☐	☐	☐
4-23	THE COPENHAGEN REINSURANCE COMPANY (UK) LIMITED
Nominees:
109.	Alan Turner	☐	☐	☐
110.	C. Paul Thomas	☐	☐	☐
111.	Steven Western	☐	☐	☐
112.	Theo Wilkes	☐	☐	☐
4-24	COURTENAY HOLDINGS LTD.
Nominees:
113.	Richard J. Harris	☐	☐	☐
114.	David Rocke	☐	☐	☐
115.	Adrian C. Kimberley	☐	☐	☐

4-25	CRANMORE (UK) LIMITED
	Nominees:	For	Against	Abstain
116.	Phillip Cooper	☐	☐	☐
117.	David Ellis	☐	☐	☐
118.	Shaun Holden	☐	☐	☐
119.	C. Paul Thomas	☐	☐	☐
120.	Steven Norrington	☐	☐	☐
121.	Alan Turner	☐	☐	☐
122.	Mark Wood	☐	☐	☐
4-26	CRANMORE (AUSTRALIA) PTY LIMITED
Nominees:
123.	Sandra O’Sullivan	☐	☐	☐
124.	Nicholas Hall	☐	☐	☐
125.	Steven Norrington	☐	☐	☐
4-27	CRANMORE (ASIA) LIMITED
Nominees:
126.	David Rocke	☐	☐	☐
127.	Adrian C. Kimberley	☐	☐	☐
128.	Duncan M. Scott	☐	☐	☐
129.	Elizabeth DaSilva	☐	☐	☐
4-28	CRANMORE ASIA (PTE) LIMITED
Nominees:
130.	Ian Belcher	☐	☐	☐
131.	Goh Mei Xuan Michelle	☐	☐	☐
132.	Steven Norrington	☐	☐	☐
133.	Sandra O’Sullivan	☐	☐	☐
4-29	CRANMORE (BERMUDA) LIMITED
Nominees:
134.	Adrian C. Kimberley	☐	☐	☐
135.	Duncan M. Scott	☐	☐	☐
136.	David Rocke	☐	☐	☐
137.	Elizabeth DaSilva	☐	☐	☐
4-30	CRANMORE (US) INC.
Nominees:
138.	Karl J. Wall	☐	☐	☐
139.	Cheryl D. Davis	☐	☐	☐
140.	Steven Given	☐	☐	☐
141.	Thomas Nichols	☐	☐	☐
142.	Steven Norrington	☐	☐	☐

4-31	CUMBERLAND HOLDINGS LTD.
	Nominees:	For	Against	Abstain
143.	Adrian C. Kimberley	☐	☐	☐
144.	Richard J. Harris	☐	☐	☐
145.	Paul J. O’Shea	☐	☐	☐
146.	David Rocke	☐	☐	☐
4-32	ELECTRICITY PRODUCERS INSURANCE COMPANY (BDA) LIMITED
Nominees:
147.	Paul J. O’Shea	☐	☐	☐
148.	Adrian C. Kimberley	☐	☐	☐
149.	David Rocke	☐	☐	☐
150.	Richard J. Harris	☐	☐	☐
151.	Orla Gregory	☐	☐	☐
152.	Duncan M. Scott	☐	☐	☐
4-33	ENSTAR (EU) FINANCE LIMITED
Nominees:
153.	C. Paul Thomas	☐	☐	☐
154.	Alan Turner	☐	☐	☐
155.	Theo Wilkes	☐	☐	☐
156.	Shaun Holden	☐	☐	☐
4-34	ENSTAR (EU) HOLDINGS LIMITED
Nominees:
157.	David Hackett	☐	☐	☐
158.	C. Paul Thomas	☐	☐	☐
159.	Alan Turner	☐	☐	☐
160.	Shaun Holden	☐	☐	☐
4-35	ENSTAR (EU) LIMITED
Nominees:
161.	David Atkins	☐	☐	☐
162.	David Grisley	☐	☐	☐
163.	David Hackett	☐	☐	☐
164.	Michael Lynagh	☐	☐	☐
165.	Derek Reid	☐	☐	☐
166.	C. Paul Thomas	☐	☐	☐
167.	Alan Turner	☐	☐	☐
168.	Shaun Holden	☐	☐	☐
4-36	ENSTAR ACQUISITION LTD.
Nominees:
169.	C. Paul Thomas	☐	☐	☐
170.	Alan Turner	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

May 8, 2013

4-37	ENSTAR AUSTRALIA HOLDINGS PTY LTD.
	Nominees:	For	Against	Abstain
171.	Gary Potts	☐	☐	☐
172.	Jann Skinner	☐	☐	☐
173.	Bruce Bollom	☐	☐	☐
174.	Richard J. Harris	☐	☐	☐
175.	Nicholas A. Packer	☐	☐	☐
4-38	ENSTAR AUSTRALIA LIMITED
Nominees:
176.	Nicholas A. Packer	☐	☐	☐
177.	Nicholas Hall	☐	☐	☐
178.	Sandra O’Sullivan	☐	☐	☐
4-39	ENSTAR BROKERS LIMITED
Nominees:
179.	Richard J. Harris	☐	☐	☐
180.	Elizabeth DaSilva	☐	☐	☐
181.	Adrian C. Kimberley	☐	☐	☐
182.	David Rocke	☐	☐	☐
183.	Paul J. O’Shea	☐	☐	☐
4-40	ENSTAR FINANCIAL SERVICES INC.
Nominees:
184.	Cheryl D. Davis	☐	☐	☐
185.	Thomas Nichols	☐	☐	☐
4-41	ENSTAR FINANCING LIMITED
Nominees:
186.	Elizabeth DaSilva	☐	☐	☐
187.	Adrian C. Kimberley	☐	☐	☐
188.	Richard J. Harris	☐	☐	☐
189.	Duncan M. Scott	☐	☐	☐
4-42	ENSTAR GROUP OPERATIONS INC.
Nominees:
190.	Cheryl D. Davis	☐	☐	☐
191.	Thomas Nichols	☐	☐	☐
4-43	ENSTAR HOLDINGS (US) INC.
Nominees:
192.	Karl J. Wall	☐	☐	☐
193.	Cheryl D. Davis	☐	☐	☐
194.	Steven Given	☐	☐	☐
195.	Robert V. Deutsch	☐	☐	☐
196.	Thomas Nichols	☐	☐	☐

4-44	ENSTAR INSURANCE MANAGEMENT SERVICES IRELAND LIMITED

	Nominees:	For	Against	Abstain
197.	Nicholas A. Packer	☐	☐	☐
198.	Orla Gregory	☐	☐	☐
199.	Richard J. Harris	☐	☐	☐
200.	Kieran Hayes	☐	☐	☐
4-45	ENSTAR INVESTMENT MANAGEMENT LTD.
Nominees:
201.	Richard J. Harris	☐	☐	☐
202.	Adrian C. Kimberley	☐	☐	☐
203.	Roger Thompson	☐	☐	☐
204.	Lothar Crofton	☐	☐	☐
4-46	ENSTAR INVESTMENTS INC.
Nominees:
205.	Karl J. Wall	☐	☐	☐
206.	Cheryl D. Davis	☐	☐	☐
207.	Steven Given	☐	☐	☐
208.	Thomas Nichols	☐	☐	☐
4-47	ENSTAR LIMITED
Nominees:
209.	Paul J. O’Shea	☐	☐	☐
210.	Richard J. Harris	☐	☐	☐
211.	Adrian C. Kimberley	☐	☐	☐
212.	David Rocke	☐	☐	☐
213.	Elizabeth DaSilva	☐	☐	☐
4-48	ENSTAR NEW YORK, INC.
Nominees:
214.	Karl J. Wall	☐	☐	☐
215.	Cheryl D. Davis	☐	☐	☐
216.	Steven Given	☐	☐	☐
217.	Thomas Nichols	☐	☐	☐
4-49	ENSTAR (US) INC.
Nominees:
218.	Karl J. Wall	☐	☐	☐
219.	Cheryl D. Davis	☐	☐	☐
220.	Steven Given	☐	☐	☐
221.	Thomas Nichols	☐	☐	☐
4-50	ENSTAR USA INC.
Nominees:
222.	Thomas Nichols	☐	☐	☐
223.	Cheryl D. Davis	☐	☐	☐
224.	Karl J. Wall	☐	☐	☐

4-51	FIELDMILL INSURANCE COMPANY LIMITED
	Nominees:	For	Against	Abstain
225.	Steven Western	☐	☐	☐
226.	C. Paul Thomas	☐	☐	☐
227.	Alan Turner	☐	☐	☐
228.	Theo Wilkes	☐	☐	☐
4-52	FITZWILLIAM INSURANCE LIMITED
Nominees:
229.	Paul J. O’Shea	☐	☐	☐
230.	Richard J. Harris	☐	☐	☐
231.	Adrian C. Kimberley	☐	☐	☐
232.	David Rocke	☐	☐	☐
233.	Nicholas A. Packer	☐	☐	☐
4-53	FLATTS LIMITED
Nominees:
234.	C. Paul Thomas	☐	☐	☐
235.	Alan Turner	☐	☐	☐
236.	Theo Wilkes	☐	☐	☐
4-54	FORSAKRINGSAKTIEBOLAGET ASSURANSINVEST MF
Nominees:
237.	Mats Höglund	☐	☐	☐
238.	Alan Turner	☐	☐	☐
239.	Nicholas A. Packer	☐	☐	☐
4-55	GORDIAN RUNOFF LIMITED
Nominees:
240.	Gary Potts	☐	☐	☐
241.	Jann Skinner	☐	☐	☐
242.	Bruce Bollom	☐	☐	☐
243.	Richard J. Harris	☐	☐	☐
244.	Nicholas A. Packer	☐	☐	☐
4-56	GOSHAWK DEDICATED LTD.
Nominees:
245.	C. Paul Thomas	☐	☐	☐
246.	Alan Turner	☐	☐	☐
4-57	GOSHAWK HOLDINGS (BERMUDA) LIMITED
Nominees:
247.	Adrian C. Kimberley	☐	☐	☐
248.	Orla Gregory	☐	☐	☐
249.	David Rocke	☐	☐	☐
250.	Richard J. Harris	☐	☐	☐
4-58	GOSHAWK INSURANCE HOLDINGS LIMITED
Nominees:
251.	C. Paul Thomas	☐	☐	☐
252.	Alan Turner	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

May 8, 2013

4-59	GUILDHALL INSURANCE COMPANY LIMITED
	Nominees:	For	Against	Abstain
253.	C. Paul Thomas	☐	☐	☐
254.	Alan Turner	☐	☐	☐
255.	Theo Wilkes	☐	☐	☐
256.	Paul Carruthers	☐	☐	☐
4-60	HARBOR SPECIALTY INSURANCE COMPANY
Nominees:
257.	Karl J. Wall	☐	☐	☐
258.	Joseph Follis	☐	☐	☐
259.	Steven Given	☐	☐	☐
260.	Thomas Nichols	☐	☐	☐
261.	Robert Redpath	☐	☐	☐
262.	Michael Sheehan	☐	☐	☐
263.	Kathleen Barker	☐	☐	☐
4-61	HARPER HOLDINGS SARL
Nominees:
264.	Nicholas A. Packer	☐	☐	☐
265.	John Cassin	☐	☐	☐
4-62	HARPER INSURANCE LIMITED
Nominees:
266.	Michael H.P. Handler	☐	☐	☐
267.	Stefan Wehrenberg	☐	☐	☐
268.	Dr. Florian von Meiss	☐	☐	☐
269.	Richard J. Harris	☐	☐	☐
270.	Andreas K. Iselin	☐	☐	☐
271.	Nicholas A. Packer	☐	☐	☐
4-63	HARRINGTON SOUND LIMITED
Nominees:
272.	Richard J. Harris	☐	☐	☐
273.	Nicholas A. Packer	☐	☐	☐
274.	Nicholas Hall	☐	☐	☐
275.	Sandra O’Sullivan	☐	☐	☐
4-64	HILLCOT HOLDINGS LTD.
Nominees:
276.	Paul J. O’Shea	☐	☐	☐
277.	Adrian C. Kimberley	☐	☐	☐
278.	Richard J. Harris	☐	☐	☐
4-65	HILLCOT RE LIMITED
Nominees:
279.	Steven Western	☐	☐	☐
280.	C. Paul Thomas	☐	☐	☐
281.	Alan Turner	☐	☐	☐
282.	Theo Wilkes	☐	☐	☐

4-66	HILLCOT UNDERWRITING MANAGEMENT LIMITED
	Nominees:	For	Against	Abstain
283.	C. Paul Thomas	☐	☐	☐
284.	Alan Turner	☐	☐	☐
285.	Theo Wilkes	☐	☐	☐
4-67	HOVE HOLDINGS LIMITED
Nominees:
286.	Richard J. Harris	☐	☐	☐
287.	Adrian C. Kimberley	☐	☐	☐
288.	David Rocke	☐	☐	☐
289.	Elizabeth DaSilva	☐	☐	☐
4-68	HUDSON REINSURANCE COMPANY LIMITED
Nominees:
290.	Paul J. O’Shea	☐	☐	☐
291.	Richard J. Harris	☐	☐	☐
292.	Adrian C. Kimberley	☐	☐	☐
293.	David Rocke	☐	☐	☐
294.	Duncan M. Scott	☐	☐	☐
4-69	INTER-OCEAN HOLDINGS LTD.
Nominees:
295.	Adrian C. Kimberley	☐	☐	☐
296.	Duncan M. Scott	☐	☐	☐
297.	Richard J. Harris	☐	☐	☐
298.	Orla Gregory	☐	☐	☐
4-70	INTER-OCEAN REINSURANCE COMPANY LTD.
Nominees:
299.	Adrian C. Kimberley	☐	☐	☐
300.	Duncan M. Scott	☐	☐	☐
301.	Richard J. Harris	☐	☐	☐
302.	Paul J. O’Shea	☐	☐	☐
303.	Orla Gregory	☐	☐	☐
4-71	INTER-OCEAN REINSURANCE (IRELAND) LTD.
Nominees:
304.	Richard J. Harris	☐	☐	☐
305.	Orla Gregory	☐	☐	☐
306.	Kevin O’Connor	☐	☐	☐
4-72	KENMARE HOLDINGS LTD.
Nominees:
307.	Richard J. Harris	☐	☐	☐
308.	Paul J. O’Shea	☐	☐	☐
309.	Adrian C. Kimberley	☐	☐	☐
310.	Dominic F. Silvester	☐	☐	☐
311.	David Rocke	☐	☐	☐
312.	Nicholas A. Packer	☐	☐	☐

4-73	KINSALE BROKERS LIMITED
	Nominees:	For	Against	Abstain
313.	Philip Hernon	☐	☐	☐
314.	C. Paul Thomas	☐	☐	☐
315.	Alan Turner	☐	☐	☐
316.	Shaun Holden	☐	☐	☐
4-74	KNAPTON HOLDINGS LIMITED
Nominees:
317.	C. Paul Thomas	☐	☐	☐
318.	Alan Turner	☐	☐	☐
319.	Theo Wilkes	☐	☐	☐
4-75	KNAPTON INSURANCE LIMITED
Nominees:
320.	Jeremy Riley	☐	☐	☐
321.	C. Paul Thomas	☐	☐	☐
322.	Alan Turner	☐	☐	☐
323.	Brian J. Walker	☐	☐	☐
324.	Theo Wilkes	☐	☐	☐
4-76	LAGUNA LIFE HOLDINGS LTD.
Nominees:
325.	Richard J. Harris	☐	☐	☐
326.	Adrian C. Kimberley	☐	☐	☐
327.	Paul J. O’Shea	☐	☐	☐
328.	David Rocke	☐	☐	☐
4-77	LAGUNA LIFE HOLDINGS SARL
Nominees:
329.	Nicholas A. Packer	☐	☐	☐
4-78	LAGUNA LIFE LIMITED
Nominees:
330.	Orla Gregory	☐	☐	☐
331.	Nicholas A. Packer	☐	☐	☐
332.	Kieran Hayes	☐	☐	☐
333.	David Allen	☐	☐	☐
334.	Alastair Nicoll	☐	☐	☐
4-79	LONGMYND INSURANCE COMPANY LIMITED
Nominees:
335.	Steven Western	☐	☐	☐
336.	C. Paul Thomas	☐	☐	☐
337.	Alan Turner	☐	☐	☐
338.	Theo Wilkes	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

May 8, 2013

4-80	MARLON INSURANCE COMPANY LIMITED
	Nominees:	For	Against	Abstain
339.	C. Paul Thomas	☐	☐	☐
340.	Alan Turner	☐	☐	☐
341.	Steven Western	☐	☐	☐
342.	Theo Wilkes	☐	☐	☐
4-81	MERCANTILE INDEMNITY COMPANY LIMITED
Nominees:
343.	C. Paul Thomas	☐	☐	☐
344.	Alan Turner	☐	☐	☐
345.	Brian J. Walker	☐	☐	☐
346.	Theo Wilkes	☐	☐	☐
4-82	NORDIC RUN-OFF LIMITED
Nominees:
347.	C. Paul Thomas	☐	☐	☐
348.	Alan Turner	☐	☐	☐
349.	Theo Wilkes	☐	☐	☐
4-83	NEW CASTLE REINSURANCE COMPANY LTD.
Nominees:
350.	Richard J. Harris	☐	☐	☐
351.	Adrian C. Kimberley	☐	☐	☐
352.	Paul J. O’Shea	☐	☐	☐
353.	David Rocke	☐	☐	☐
4-84	NORTHSHORE HOLDINGS LIMITED
Nominees:
354.	Elizabeth DaSilva	☐	☐	☐
355.	Richard J. Harris	☐	☐	☐
356.	Adrian C. Kimberley	☐	☐	☐
4-85	OCEANIA HOLDINGS LTD.
Nominees:
357.	Richard J. Harris	☐	☐	☐
358.	Adrian C. Kimberley	☐	☐	☐
359.	David Rocke	☐	☐	☐
4-86	OVERSEAS REINSURANCE CORPORATION LIMITED
Nominees:
360.	Adrian C. Kimberley	☐	☐	☐
361.	Paul J. O’Shea	☐	☐	☐
362.	Richard J. Harris	☐	☐	☐
363.	David Rocke	☐	☐	☐

4-87	PAVONIA HOLDINGS (US), INC.
	Nominees:	For	Against	Abstain
364.	Karl J. Wall	☐	☐	☐
365.	Thomas Nichols	☐	☐	☐
366.	Steven Given	☐	☐	☐
367.	Kieran Hayes	☐	☐	☐
4-88	PALADIN MANAGED CARE SERVICES, INC.
Nominees:
368.	Karl J. Wall	☐	☐	☐
369.	Thomas Nichols	☐	☐	☐
370.	Steven Given	☐	☐	☐
371.	Steven Norrington	☐	☐	☐
372.	Teresa Reali	☐	☐	☐
4-89	POINTSURE INSURANCE SERVICES, INC.
Nominees:
373.	Karl J. Wall	☐	☐	☐
374.	Thomas Nichols	☐	☐	☐
375.	Steven Given	☐	☐	☐
376.	Steven Norrington	☐	☐	☐
4-90	PAGET HOLDINGS GmbH LIMITED
Nominees:
377.	David Rocke	☐	☐	☐
378.	Elizabeth DaSilva	☐	☐	☐
379.	Duncan Scott	☐	☐	☐
380.	Adrian C. Kimberley	☐	☐	☐
4-91	PROVIDENCE WASHINGTON INSURANCE COMPANY
Nominees:
381.	Karl J. Wall	☐	☐	☐
382.	Joseph Follis	☐	☐	☐
383.	Donald Woellner	☐	☐	☐
384.	Steven Given	☐	☐	☐
385.	Thomas Nichols	☐	☐	☐
386.	Robert Redpath
4-92	PROVIDENCE WASHINGTON INSURANCE SOLUTIONS, LLC
Nominees:
387.	Karl J. Wall	☐	☐	☐
388.	Cheryl D. Davis	☐	☐	☐
389.	Steven Given	☐	☐	☐
390.	Thomas Nichols	☐	☐	☐
4-93	PWAC HOLDINGS INC.
Nominees:
391.	Karl J. Wall	☐	☐	☐
392.	Cheryl D. Davis	☐	☐	☐
393.	Steven Given	☐	☐	☐
394.	Thomas Nichols	☐	☐	☐

4-94	PW ACQUISITION CO.
	Nominees:	For	Against	Abstain
395.	Karl J. Wall	☐	☐	☐
396.	Donald Woellner	☐	☐	☐
397.	Steven Given	☐	☐	☐
398.	Thomas Nichols	☐	☐	☐
4-95	REGIS AGENCIES LIMITED
Nominees:
399.	C. Paul Thomas	☐	☐	☐
400.	Alan Turner	☐	☐	☐
401.	Theo Wilkes	☐	☐	☐
4-96	REVIR LIMITED
Nominees:
402.	Richard J. Harris	☐	☐	☐
403.	Elizabeth DaSilva	☐	☐	☐
404.	Adrian C. Kimberley	☐	☐	☐
405.	David Rocke	☐	☐	☐
4-97	RIVER THAMES INSURANCE COMPANY LIMITED
Nominees:
406.	Max Lewis	☐	☐	☐
407.	Steven Western	☐	☐	☐
408.	C. Paul Thomas	☐	☐	☐
409.	Alan Turner	☐	☐	☐
410.	Theo Wilkes	☐	☐	☐
4-98	ROMBALDS LIMITED
Nominees:
411.	C. Paul Thomas	☐	☐	☐
412.	Alan Turner	☐	☐	☐
413.	Theo Wilkes	☐	☐	☐
4-99	ROSEMONT REINSURANCE LTD.
Nominees:
414.	Paul J. O’Shea	☐	☐	☐
415.	Orla Gregory	☐	☐	☐
416.	Richard J. Harris	☐	☐	☐
417.	Adrian C. Kimberley	☐	☐	☐
418.	David Rocke	☐	☐	☐
4-100	ROYSTON HOLDINGS LTD.
Nominees:
419.	Adrian C. Kimberley	☐	☐	☐
420 .	Richard J. Harris	☐	☐	☐
421.	David Rocke	☐	☐	☐
422.	Duncan M. Scott	☐	☐	☐

ANNUAL MEETING OF SHAREHOLDERS OF

ENSTAR GROUP LIMITED

May 8, 2013

4-101	ROYSTON RUN-OFF LTD.
	Nominees:	For	Against	Abstain
423.	C. Paul Thomas	☐	☐	☐
424.	Alan Turner	☐	☐	☐
425.	Theo Wilkes	☐	☐	☐
4-102	SEATON INSURANCE COMPANY
Nominees:
426.	Karl J. Wall	☐	☐	☐
427.	Joseph Follis	☐	☐	☐
428.	Andrea Giannetta	☐	☐	☐
429.	Steven Given	☐	☐	☐
430.	Thomas Nichols	☐	☐	☐
431.	Teresa Reali	☐	☐	☐
4-103	SGL NO. 1 LTD.
Nominees:
432.	Richard J. Harris	☐	☐	☐
433.	Paul Carruthers	☐	☐	☐
434.	Gareth Nokes	☐	☐	☐
4-104	SGL NO. 2 LTD.
Nominees:
435.	Paul Carruthers	☐	☐	☐
4-105	SGL NO. 3 LTD.
Nominees:
436.	Richard J. Harris	☐	☐	☐
4-106	SEABRIGHT INSURANCE COMPANY
Nominees:
437.	Karl J. Wall	☐	☐	☐
438.	Steven Given	☐	☐	☐
439.	Thomas Nichols	☐	☐	☐
440.	Michael Sheehan	☐	☐	☐
441.	Robert Redpath	☐	☐	☐
442.	David Calandro	☐	☐	☐
443.	John A. Dore	☐	☐	☐
444.	Nicholas Godellas	☐	☐	☐
445.	Richard Seelinger	☐	☐	☐
4-107	SEABRIGHT HOLDINGS, INC.
Nominees:
446.	Karl J. Wall	☐	☐	☐
447.	Steven Given	☐	☐	☐
448.	Thomas Nichols	☐	☐	☐
449.	Robert Redpath	☐	☐	☐

4-108	SHELBOURNE GROUP LIMITED
	Nominees:	For	Against	Abstain
450.	Richard J. Harris	☐	☐	☐
451.	Philip Martin	☐	☐	☐
452.	Paul J. O’Shea	☐	☐	☐
453.	Nicholas A. Packer	☐	☐	☐
454.	Gareth Nokes	☐	☐	☐
4-109	SHELBOURNE SYNDICATE SERVICES LIMITED
Nominees:
455.	Norman Bernard	☐	☐	☐
456.	Paul Carruthers	☐	☐	☐
457.	Andrew Elliot	☐	☐	☐
458.	Ewen Gilmour	☐	☐	☐
459.	Richard J. Harris	☐	☐	☐
460.	Philip Martin	☐	☐	☐
461.	Paul J. O’Shea	☐	☐	☐
462.	Nicholas A. Packer	☐	☐	☐
463.	Darren S. Truman	☐	☐	☐
464.	Gareth Nokes	☐	☐	☐
4-110	SHELLY BAY HOLDINGS LIMITED
Nominees:
465.	Nicholas A. Packer	☐	☐	☐
466.	Richard J. Harris	☐	☐	☐
467.	Sandra O’Sullivan	☐	☐	☐
468.	Nicholas Hall	☐	☐	☐
4-111	SIMCOE HOLDINGS LTD.
Nominees:
469.	Richard J. Harris	☐	☐	☐
470.	Adrian C. Kimberley	☐	☐	☐
471.	David Rocke	☐	☐	☐
472.	Elizabeth DaSilva	☐	☐	☐
4-112	SUN GULF HOLDINGS, INC.
Nominees:
473.	Karl J. Wall	☐	☐	☐
474.	Cheryl D. Davis	☐	☐	☐
475.	Steven Given	☐	☐	☐
476.	Thomas Nichols	☐	☐	☐
4-113	SUNDOWN HOLDINGS LIMITED
Nominees:
477.	Adrian C. Kimberley	☐	☐	☐
478.	David Rocke	☐	☐	☐
479.	Richard J. Harris	☐	☐	☐

4-114	UNIONAMERICA ACQUISITION COMPANY LIMITED
	Nominees:	For	Against	Abstain
480.	C. Paul Thomas	☐	☐	☐
481.	Alan Turner	☐	☐	☐
482.	Theo Wilkes	☐	☐	☐
4-115	UNIONAMERICA HOLDINGS LIMITED
Nominees:
483.	C. Paul Thomas	☐	☐	☐
484.	Alan Turner	☐	☐	☐
485.	Theo Wilkes	☐	☐	☐
4-116	UNIONAMERICA INSURANCE COMPANY LIMITED
Nominees:
486.	Jeremy Riley	☐	☐	☐
487.	C. Paul Thomas	☐	☐	☐
488.	Alan Turner	☐	☐	☐
489.	Paul Carruthers	☐	☐	☐
490.	Theo Wilkes	☐	☐	☐
4-117	UNIONE ITALIANA (UK) REINSURANCE COMPANY LIMITED
Nominees:
491.	Steven Western	☐	☐	☐
492.	C. Paul Thomas	☐	☐	☐
493.	Alan Turner	☐	☐	☐
494.	Theo Wilkes	☐	☐	☐
4-118	VIRGINIA HOLDINGS LTD.
Nominees:
495.	Richard J. Harris	☐	☐	☐
496.	Adrian C. Kimberley	☐	☐	☐
497.	David Rocke	☐	☐	☐
4-119	YORK INSURANCE COMPANY
Nominees:
498.	Karl J. Wall	☐	☐	☐
499.	Joseph Follis	☐	☐	☐
500.	Donald Woellner	☐	☐	☐
501.	Steven Given	☐	☐	☐
502.	Thomas Nichols	☐	☐	☐
503.	Robert Redpath	☐	☐	☐